UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period :	November 1, 2013 — October 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:
Putnam Income Fund

FUND SYMBOL
(CLASS A SHARES)

PINCX

Putnam Income Fund

Annual report
10 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Income
Fund

Annual report
10 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Trustee approval of management contract	19
Financial statements	24
Federal tax information	80
Shareholder meeting results	81
About the Trustees	82
Officers	84

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery has been steadily gaining momentum all year, thanks to positive developments in the key areas of employment, corporate earnings, consumer spending, and energy costs. With the U.S. midterm elections behind us, major stock market indexes achieved record highs in early November.

In October, the nation’s unemployment rate dropped to the lowest level since July 2008. Moreover, third-quarter earnings left investors feeling more confident about equity values and the overall health of corporations. For fixed-income markets, the outlook is more muted. The U.S. Federal Reserve ended its record bond-buying stimulus program in October, and appears to be on track to raise short-term interest rates in mid-2015.

While hardly booming, the U.S. economy has nevertheless emerged as a pillar of strength in the global economy. Meanwhile, the rest of the world may need to do more to nurture growth. Central banks in Europe, Japan, and China have recently augmented their stimulus policies, intending to shore up faltering recoveries. While risks have emerged, it is important to note that markets encountering adversity can still harbor investment potential.

As we head into the new year, it may be an appropriate time for you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

December 10, 2014

Putnam Income Fund

A high-quality portfolio focused on total return

Since Putnam Income Fund's launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund's goal has remained constant: pursuing high current income and prudent risk management.

The fund's management team has an average of more than 20 years of industry experience.

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Brett S. Kozlowski, CFA
Portfolio Manager

Kevin F. Murphy
Portfolio Manager

The end of an era?

For more than 25 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

10-year Treasury yield
Effective federal funds rate
12
10
8
6
4
2
0
'85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14

Source: Federal Reserve data as of 10/31/14. Past performance is not indicative of future results.

Putnam Income Fund pursues a wide range of investment opportunities

The fund's management team seeks to better balance the sources of risk and return in the portfolio by investing in sectors that aren't reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

Barclays U.S. Aggregate Bond Index
Putnam Income Fund
U.S. Treasuries/agency securities 39% 0%
Agency pass-through 29% 21%
Investment-grade corporate bonds 23% 20%
International Treasury/agency securities 3% 0%
Emerging-market bonds 3% 1%
Commercial MBS 2% 19%
Municipal bonds 1% 0%
Cash and net other assets 0% 25%
Agency collateralized mortgage obligations 0% 19%
Non-agency residential MBS 0% 6%
High-yield corporate bonds 0% 1%

Weightings are shown as a percentage of the fund's and/or benchmark's net assets as of 10/31/14. Allocations and holdings in each sector may vary over time. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 26–59.

2 Income Fund

Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 10/31/14

The fund — class A shares before sales charge
Putnam Income Fund (PINCX)
Fund's benchmark
Barclays U.S. Aggregate Bond Index
Fund's Lipper peer group average
Core Bond Funds
7.77
5.80
4.64
4.22
6.72
4.22
4.62
5.78
2.73
3.25
5.57
4.14
4.12
LIFE OF FUND*
(since 11/1/54)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

4     Income Fund

Interview with your fund’s portfolio manager

Michael V. Salm

Mike, what was the bond market environment like during the 12 months ended October 31, 2014?

It was a favorable environment for taking mortgage prepayment and credit risk, but there were periods of volatility. The major event marking the early months of the period was the Federal Reserve beginning the process of winding down its bond-buying program, which was announced in December 2013 and launched in January. The Fed concluded its bond purchases in October 2014.

The central bank’s initial $10 billion reduction in bond purchases coincided with lackluster fourth-quarter economic data and an upheaval in emerging markets [EM], which caused investors to assume a more risk-averse posture. As a result, asset flows shifted toward the relative safety of U.S. Treasuries, and pushed the yield on the 10-year note down to 2.61% at the beginning of February. Soon after, however, with EM stress abating, credit markets were buoyed by investors largely dismissing weak economic data, which to a great extent was a function of severe winter weather affecting some of the country’s most densely populated regions.

As we moved into spring, concern about capital flight from Russia due to the Ukraine crisis, along with unrest in the Middle East, prompted investors to once again seek the safety of Treasuries. Demand for Treasuries also received a boost in June when the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Income Fund     5

European Central Bank [ECB] implemented a negative deposit rate of –0.10% in the hope of stimulating bank lending to help stave off deflation and bolster eurozone economic growth. Sharply lower yields on sovereign bonds issued by peripheral European countries also indirectly dampened Treasury yields.

Fixed-income markets experienced several bouts of volatility during the latter months of the period. Yields on intermediate- to longer-dated bonds fell globally and most bond market sectors underperformed Treasuries. The high-yield sector saw record outflows in July based on technical factors related to supply and demand. Meanwhile, EM debt faced several unusual events that disrupted that market, including the Russia/Ukraine situation and a technical default by Argentina on its restructured debt.

In mid-October, 10- and 30-year Treasury yields reached 2.15% and 2.92%, respectively — their lows for the period — as geopolitical anxieties and concern about global economic growth once again bolstered demand for Treasuries. Longer-dated bonds also benefited from reduced concern about inflation, as the price index for personal consumption expenditures — the Fed’s preferred inflation gauge — stayed below the central bank’s 2% target rate.

The U.S. dollar rose sharply, and in September, traded at its highest level versus the euro

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings and portfolio credit quality may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.
6     Income Fund

“We believe U.S. economic growth may
accelerate as we move into 2015.”

Mike Salm

since 2008. The greenback advanced as a strengthening U.S. economy prompted investors to conclude that the Fed was likely to begin raising the federal funds rate — its target for short-term interest rates — sometime during 2015. Additionally, divergent policy stances among the Fed, the ECB, and the Bank of Japan [BOJ] — with the U.S. central bank preparing to tighten monetary policy while the ECB and BOJ appear likely to continue easing policy — also fueled dollar strength.

Oil prices fell steadily from midsummer through period-end on concerns that the global market was oversupplied and on signs that the Organization of Petroleum Exporting Countries [OPEC] wasn’t likely to cut output. U.S. dollar strength also put pressure on oil, because oil is priced in dollars and becomes more expensive for buyers using foreign currencies when the dollar strengthens.

The fund outpaced its benchmark and the average return of its Lipper peer group at net asset value during the period. What factors accounted for this solid relative showing?

Our prepayment and mortgage credit strategies were the biggest contributors

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.
Income Fund     7

to relative performance. Within prepayment, we implemented our strategies with securities such as interest-only and inverse interest-only collateralized mortgage obligations [CMOs]. Although rates fell during the period, the decline wasn’t severe enough to trigger substantial refinancing of the mortgages underlying our CMO holdings. As a result, prepayment speeds that were slower than expected provided a tailwind to our interest-only CMO positions.

In mortgage credit, our investments in subordinated mezzanine commercial mortgage-backed securities [CMBS] were the most additive. Our CMBS holdings benefited from supportive commercial real estate fundamentals amid an improving U.S. economy, along with persistent investor demand for higher-yielding bonds. Positions in non-agency residential mortgage-backed securities [RMBS] also helped, as their relatively high yields similarly attracted investors. Within this sector, our holdings of pay-option adjustable-rate mortgage-backed securities [pay-option ARMs] were the main contributors to performance.

Elsewhere, security selection in investment-grade corporate bonds provided a further boost to the fund’s relative return. For the period as a whole, investment-grade corporates outperformed Treasuries with comparable maturities, supported by consistent investor demand, solid corporate fundamentals, and an improving domestic economy.

How was the fund positioned with respect to interest-rate sensitivity?

The fund was defensively positioned for a rising-rate environment, resulting in an overall duration — a key measure of interest-rate sensitivity — that was shorter than that of the benchmark. Unfortunately, because rates generally fell during the period, this positioning dampened the fund’s performance versus the benchmark.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. We also employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure.

The fund adjusted its dividend rate twice during the period. What led to those decisions?

The fund’s dividend rate per class A share was raised from $0.021 to $0.026 in December, then was decreased to $0.023 in October. The early-period increase was made possible by the higher yields the fund was earning on our securitized holdings, such as CMOs. More recently, however, it became necessary to trim the fund’s dividend rate as credit spreads — the yield advantage various types of bonds offer over Treasuries — trended lower. Similar adjustments were made to other share classes.

What is your outlook for the coming months, and how are you positioning the fund?

We believe U.S. economic growth may accelerate as we move into 2015, given improving trends in employment, and a pickup in consumer and business spending. If this occurs, we think it sets the stage for the Fed to begin raising the federal funds rate sometime next year. That said, with U.S. inflation still running below the central bank’s 2% target, lower oil prices may cause the Fed to take a more dovish stance and defer the first rate increase until later in 2015. We’ll be

8     Income Fund

monitoring these factors closely in the weeks to come.

Given this backdrop, we have slightly increased the fund’s interest-rate sensitivity by bringing its duration closer to the benchmark’s duration. We plan to maintain our diversified mortgage and corporate credit exposure primarily through allocations to mezzanine CMBS and investment-grade corporate bonds. As for prepayment risk, we expect to continue our efforts to capitalize on anticipated slower prepayment speeds through allocations to agency interest-only CMOs. Strategies that attempt to benefit from prepayment risk have historically done well during periods of rising interest rates. Lastly, as of period-end, yields remained reasonably attractive among specific subsectors of the non-agency RMBS market. We remain positive on several of these subsectors, particularly pay-option ARMs.

Thanks for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Michael, your fund’s portfolio managers are Brett S. Kozlowski, CFA, and Kevin F. Murphy.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Fund     9

IN THE NEWS

In the aftermath of November’s U.S. elections, it’s worth noting that U.S. stocks have gained during every six-month period following midterm votes since 1940. During the past 74 years, 18 midterm elections have been held. In every instance, stocks, as measured by the S&P 500 Index*, have delivered a positive return for the November 1–April 30 period. Gains have often been significant, with stocks delivering an average 17.91% return. The biggest advance of 26.88% took place in 1970–1971. The second biggest return — 26.57% — occurred in 1942–1943. The lowest return was 0.75% in 1946–1947. Why has the market consistently advanced following every midterm election, despite varying economic conditions across these periods? Many market observers believe that it comes down to clarity — in other words, each instance might be considered a “relief rally,” as election-related uncertainty tends to diminish.

*Returns for 1966 and earlier based on Ibbotson U.S. Large Stock Total Return Extended Index.

10     Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	7.77%	7.70%	7.62%	7.62%	6.96%	6.96%	7.34%	7.28%	7.50%	7.86%	7.87%	7.86%
10 years	75.78	68.75	65.60	65.60	63.28	63.28	71.46	65.88	71.43	80.28	80.56	80.22
Annual average	5.80	5.37	5.17	5.17	5.03	5.03	5.54	5.19	5.54	6.07	6.09	6.07
5 years	38.45	32.91	33.36	31.36	33.40	33.40	36.88	32.43	36.67	40.31	40.53	40.27
Annual average	6.72	5.86	5.93	5.61	5.93	5.93	6.48	5.78	6.45	7.01	7.04	7.00
3 years	18.37	13.63	15.76	12.76	15.78	15.78	17.53	13.71	17.45	19.46	19.65	19.43
Annual average	5.78	4.35	5.00	4.08	5.00	5.00	5.53	4.38	5.51	6.11	6.16	6.10
1 year	5.57	1.34	4.79	–0.21	4.84	3.84	5.31	1.88	5.27	5.83	5.98	5.90

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Income Fund     11

Comparative index returns For periods ended 10/31/14

	Barclays U.S. Aggregate Bond Index	Lipper Core Bond Funds category average*
Annual average (life of fund)	—†	—†
10 years	57.34%	51.75%
Annual average	4.64	4.22
5 years	22.97	25.46
Annual average	4.22	4.62
3 years	8.42	10.11
Annual average	2.73	3.25
1 year	4.14	4.12

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/14, there were 522, 462, 406, and 294 funds, respectively, in this Lipper category.

†The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 10/31/04 to 10/31/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,560 and $16,328, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,588. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $17,143, $18,028, $18,056, and $18,022, respectively.

12     Income Fund

Fund price and distribution information For the 12-month period ended 10/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.333		$0.276	$0.280	$0.317		$0.320	$0.356	$0.357	$0.351
Capital gains	—		—	—	—		—	—	—	—
Total	$0.333		$0.276	$0.280	$0.317		$0.320	$0.356	$0.357	$0.351
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
10/31/13	$7.20	$7.50	$7.13	$7.15	$7.05	$7.29	$7.16	$7.29	$7.29	$7.29
10/31/14	7.26	7.56	7.19	7.21	7.10	7.34	7.21	7.35	7.36	7.36
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Current dividend rate[1]	3.80%	3.65%	3.00%	3.16%	3.55%	3.43%	3.66%	3.92%	4.08%	4.08%
Current 30-day SEC yield[2]	N/A	2.34	1.69	1.68	N/A	2.11	2.18	2.70	2.78	2.67

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	7.78%	7.70%	7.63%	7.63%	6.97%	6.97%	7.34%	7.28%	7.51%	7.87%	7.87%	7.87%
10 years	76.64	69.57	66.38	66.38	63.83	63.83	72.06	66.47	72.01	81.16	81.42	81.07
Annual average	5.85	5.42	5.22	5.22	5.06	5.06	5.58	5.23	5.57	6.12	6.14	6.12
5 years	42.05	36.37	36.87	34.87	36.88	36.88	40.52	35.95	40.46	44.16	44.37	44.09
Annual average	7.27	6.40	6.48	6.17	6.48	6.48	7.04	6.34	7.03	7.59	7.62	7.58
3 years	18.86	14.11	16.26	13.26	16.26	16.26	18.05	14.21	17.94	19.79	19.96	19.73
Annual average	5.93	4.50	5.15	4.24	5.15	5.15	5.69	4.53	5.65	6.20	6.25	6.19
1 year	6.88	2.60	6.12	1.12	6.14	5.14	6.66	3.19	6.58	7.14	7.28	7.18

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 10/31/13	0.87%	1.62%	1.62%	1.12%	1.12%	0.58%	0.51%	0.62%
Annualized expense ratio for the six-month period ended 10/31/14*	0.84%	1.59%	1.59%	1.09%	1.09%	0.57%	0.50%	0.59%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2014, to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.26	$8.04	$8.05	$5.52	$5.52	$2.89	$2.54	$3.00
Ending value (after expenses)	$1,011.40	$1,007.30	$1,009.10	$1,010.50	$1,010.60	$1,014.10	$1,014.30	$1,014.10

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2014, use the following calculation method. To find the value of your investment on May 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.28	$8.08	$8.08	$5.55	$5.55	$2.91	$2.55	$3.01
Ending value (after expenses)	$1,020.97	$1,017.19	$1,017.19	$1,019.71	$1,019.71	$1,022.33	$1,022.68	$1,022.23

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

16     Income Fund

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2014, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

Income Fund     19

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

20     Income Fund

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

Income Fund     21

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted. For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Corporate Debt Funds A Rated) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the one-year and five-year periods ended December 31, 2013, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2013, there were 63, 57 and 50 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should

22     Income Fund

be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24     Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund (the fund), including the fund’s portfolio, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 10, 2014
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The fund’s portfolio 10/31/14

MORTGAGE-BACKED SECURITIES (40.3%)*	Principal amount	Value
Agency collateralized mortgage obligations (17.4%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.989s, 2032	$141,020	$210,319
IFB Ser. 3408, Class EK, 25.178s, 2037	1,409,764	2,218,909
IFB Ser. 2976, Class LC, 23.86s, 2035	169,808	264,645
IFB Ser. 2979, Class AS, 23.713s, 2034	54,707	69,761
IFB Ser. 3072, Class SB, 23.09s, 2035	566,091	857,632
IFB Ser. 3249, Class PS, 21.771s, 2036	455,017	670,700
IFB Ser. 3065, Class DC, 19.402s, 2035	803,445	1,165,662
IFB Ser. 2990, Class LB, 16.555s, 2034	840,883	1,120,788
IFB Ser. 4305, Class SK, IO, 6.447s, 2044	19,091,260	4,802,597
IFB Ser. 4105, Class HS, IO, 6.447s, 2042	4,793,362	1,211,139
IFB Ser. 263, Class S5, IO, 6.347s, 2042	5,822,722	1,526,194
IFB Ser. 4139, Class SA, IO, 5.997s, 2042	11,399,813	2,764,569
IFB Ser. 4143, Class DS, IO, 5.967s, 2042	17,495,248	4,165,864
IFB Ser. 338, Class S2, IO, 5.897s, 2044	7,548,780	1,931,733
IFB Ser. 337, Class S1, IO, 5.897s, 2044	10,828,915	2,760,843
IFB Ser. 4245, Class AS, IO, 5.847s, 2043	12,852,394	2,949,035
IFB Ser. 271, Class S5, IO, 5.847s, 2042	13,414,070	3,168,135
IFB Ser. 3852, Class NT, 5.847s, 2041	3,009,451	3,055,164
IFB Ser. 326, Class S2, IO, 5.797s, 2044	26,395,053	6,448,538
IFB Ser. 310, Class S4, IO, 5.797s, 2043	3,663,139	925,602
IFB Ser. 311, Class S1, IO, 5.797s, 2043	17,316,344	3,916,730
IFB Ser. 327, Class S8, IO, 5.767s, 2044	14,308,784	3,372,724
IFB Ser. 314, Class AS, IO, 5.737s, 2043	8,605,205	2,074,921
Ser. 4132, Class IP, IO, 4 1/2s, 2042	14,086,078	2,652,119
Ser. 4122, Class TI, IO, 4 1/2s, 2042	5,221,399	1,104,848
Ser. 4018, Class DI, IO, 4 1/2s, 2041	5,989,484	1,035,282
Ser. 3707, Class PI, IO, 4 1/2s, 2025	3,412,784	336,330
Ser. 4116, Class MI, IO, 4s, 2042	12,005,100	2,422,268
Ser. 4338, Class TI, IO, 4s, 2029	14,261,572	1,911,478
Ser. 311, Class IO, IO, 3 1/2s, 2043	12,042,354	2,791,313
Ser. 4165, Class AI, IO, 3 1/2s, 2043	18,128,777	3,306,870
Ser. 303, Class C19, IO, 3 1/2s, 2043	7,977,551	1,742,832
Ser. 304, Class C22, IO, 3 1/2s, 2042	9,050,517	1,947,438
Ser. 4122, Class AI, IO, 3 1/2s, 2042	10,147,956	1,449,985
Ser. 3995, Class KI, IO, 3 1/2s, 2027	16,637,049	2,082,959
Ser. 3962, Class EI, IO, 3 1/2s, 2026	25,613,038	2,981,278
Ser. 4182, Class GI, IO, 3s, 2043	31,127,463	3,608,062
Ser. 4141, Class PI, IO, 3s, 2042	10,640,841	1,400,760
Ser. 4158, Class TI, IO, 3s, 2042	27,255,903	3,627,488
Ser. 4165, Class TI, IO, 3s, 2042	31,223,552	4,102,775
Ser. 4176, Class DI, IO, 3s, 2042	29,543,447	3,865,169
Ser. 4171, Class NI, IO, 3s, 2042	17,208,909	2,186,564
Ser. 4183, Class MI, IO, 3s, 2042	9,672,273	1,298,986
Ser. 13-4206, Class IP, IO, 3s, 2041	12,477,571	1,692,957
Ser. 4201, Class JI, IO, 3s, 2041	30,808,079	4,157,664

26     Income Fund

MORTGAGE-BACKED SECURITIES (40.3%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4004, Class IO, IO, 3s, 2026	$22,542,493	$1,867,122
Ser. 13-4176, Class IA, IO, 2 1/2s, 2028	17,863,439	1,829,752
Ser. 4039, Class PI, IO, 2 1/2s, 2027	36,542,438	3,727,427
Ser. T-56, Class A, IO, 0.524s, 2043	10,662,097	180,756
Ser. T-56, Class 2, IO, zero %, 2043	4,642,559	181
Ser. 3835, Class FO, PO, zero %, 2041	11,561,864	9,848,395
Ser. 3369, Class BO, PO, zero %, 2037	22,089	19,648
Ser. 3391, PO, zero %, 2037	231,866	206,977
Ser. 3300, PO, zero %, 2037	359,014	317,938
Ser. 3206, Class EO, PO, zero %, 2036	19,008	16,906
Ser. 3175, Class MO, PO, zero %, 2036	63,132	56,809
Ser. 3210, PO, zero %, 2036	67,937	63,624
FRB Ser. 3117, Class AF, zero %, 2036	18,488	15,607
FRB Ser. 3326, Class WF, zero %, 2035	17,387	13,629
FRB Ser. 3036, Class AS, zero %, 2035	6,600	6,468
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.988s, 2036	773,150	1,451,081
IFB Ser. 06-8, Class HP, 24.009s, 2036	659,110	1,015,741
IFB Ser. 05-45, Class DA, 23.863s, 2035	1,309,479	2,025,715
IFB Ser. 05-122, Class SE, 22.568s, 2035	1,295,454	1,917,569
IFB Ser. 05-75, Class GS, 19.794s, 2035	381,490	525,284
IFB Ser. 05-106, Class JC, 19.653s, 2035	702,735	1,045,459
IFB Ser. 05-83, Class QP, 16.999s, 2034	146,901	197,899
IFB Ser. 11-4, Class CS, 12.596s, 2040	1,598,957	1,949,195
IFB Ser. 13-19, Class DS, IO, 6.048s, 2041	8,391,068	1,483,842
Ser. 06-10, Class GC, 6s, 2034	2,841,826	2,898,663
Ser. 12-134, Class SA, IO, 5.998s, 2042	5,972,583	1,454,913
IFB Ser. 13-59, Class SC, IO, 5.998s, 2043	11,935,597	2,730,268
IFB Ser. 13-13, Class SA, IO, 5.998s, 2043	13,262,620	3,261,544
IFB Ser. 12-133, Class JS, IO, 5.998s, 2042	26,607,304	6,018,572
IFB Ser. 12-128, Class ST, IO, 5.998s, 2042	6,378,286	1,504,893
IFB Ser. 13-128, Class SA, IO, 5.848s, 2043	11,494,991	2,754,545
Ser. 13-98, Class SA, IO, 5.798s, 2043	8,002,608	1,924,627
IFB Ser. 13-101, Class AS, IO, 5.798s, 2043	21,374,781	5,481,349
IFB Ser. 13-103, Class SK, IO, 5.768s, 2043	4,921,000	1,220,075
Ser. 13-101, Class SE, IO, 5.748s, 2043	11,534,719	2,949,774
IFB Ser. 13-136, Class SB, IO, 5.748s, 2044	29,672,295	6,879,522
IFB Ser. 13-102, Class SH, IO, 5.748s, 2043	11,851,910	2,959,185
Ser. 418, Class C24, IO, 4s, 2043	8,012,395	1,768,652
Ser. 12-124, Class UI, IO, 4s, 2042	22,815,970	4,540,378
Ser. 12-40, Class MI, IO, 4s, 2041	11,684,959	1,965,179
Ser. 12-62, Class EI, IO, 4s, 2041	16,104,713	2,756,470
Ser. 12-22, Class CI, IO, 4s, 2041	13,999,330	2,318,106
Ser. 418, Class C15, IO, 3 1/2s, 2043	16,813,179	3,695,922
Ser. 13-18, Class IN, IO, 3 1/2s, 2043	10,488,442	1,690,132
Ser. 12-128, Class QI, IO, 3 1/2s, 2042	19,082,336	2,748,003
Ser. 12-101, Class PI, IO, 3 1/2s, 2040	30,256,803	4,396,173

Income Fund     27

MORTGAGE-BACKED SECURITIES (40.3%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-55, Class IK, IO, 3s, 2043	$8,583,176	$1,180,787
Ser. 12-151, Class PI, IO, 3s, 2043	12,118,561	1,649,336
Ser. 12-144, Class KI, IO, 3s, 2042	20,065,021	2,725,231
Ser. 13-35, Class IP, IO, 3s, 2042	9,758,279	1,146,216
Ser. 13-55, Class PI, IO, 3s, 2042	16,219,167	1,991,389
Ser. 13-35, Class PI, IO, 3s, 2042	28,519,473	3,280,025
Ser. 13-67, Class IP, IO, 3s, 2042	20,185,929	2,318,960
Ser. 13-30, Class IP, IO, 3s, 2041	8,375,906	862,467
Ser. 13-23, Class LI, IO, 3s, 2041	10,035,535	1,052,928
Ser. 13-7, Class EI, IO, 3s, 2040	20,765,660	3,537,638
Ser. 14-59, Class AI, IO, 3s, 2040	20,703,751	3,116,885
Ser. 14-28, Class AI, IO, 3s, 2040	25,591,099	3,784,684
Ser. 03-W10, Class 1, IO, 1.039s, 2043	7,260,257	191,433
Ser. 01-50, Class B1, IO, 0.413s, 2041	717,133	9,636
Ser. 2002-W6, Class 1AIO, 0.133s, 2042	901,283	1,972
Ser. 2005-W4, Class 1AIO, 0.095s, 2035	203,686	573
Ser. 03-34, Class P1, PO, zero %, 2043	209,628	173,991
Ser. 07-64, Class LO, PO, zero %, 2037	91,331	83,777
Ser. 07-14, Class KO, PO, zero %, 2037	269,837	244,329
Ser. 06-125, Class OX, PO, zero %, 2037	29,707	26,891
Ser. 06-84, Class OT, PO, zero %, 2036	28,666	25,757
Ser. 06-46, Class OC, PO, zero %, 2036	24,620	21,827
Government National Mortgage Association
IFB Ser. 12-38, Class SC, IO, 6.543s, 2040	19,001,409	3,593,166
IFB Ser. 12-26, Class SP, IO, 6.493s, 2042	14,142,389	3,332,230
IFB Ser. 11-56, Class MI, IO, 6.293s, 2041	4,792,949	1,029,334
IFB Ser. 13-113, Class SL, IO, 6.073s, 2042	4,609,868	784,218
IFB Ser. 14-122, Class QS, IO, 6.043s, 2044	7,905,695	1,751,606
IFB Ser. 13-124, Class SC, IO, 6.043s, 2041	5,281,486	825,904
IFB Ser. 13-129, Class SN, IO, 5.993s, 2043	5,698,881	997,418
IFB Ser. 14-90, Class HS, IO, 5.943s, 2044	9,170,241	2,209,936
IFB Ser. 14-32, Class CS, IO, 5.943s, 2044	6,705,402	1,477,200
IFB Ser. 11-128, Class TS, IO, 5.898s, 2041	21,893,763	4,083,187
IFB Ser. 11-70, Class SM, IO, 5.738s, 2041	5,789,000	1,112,125
Ser. 14-25, Class QI, IO, 5s, 2044	11,881,692	2,688,708
Ser. 13-3, Class IT, IO, 5s, 2043	7,314,184	1,626,451
Ser. 11-116, Class IB, IO, 5s, 2040	6,780,375	449,318
Ser. 13-16, Class IB, IO, 5s, 2040	12,475,090	1,058,085
Ser. 10-35, Class UI, IO, 5s, 2040	8,577,595	1,835,793
Ser. 10-9, Class UI, IO, 5s, 2040	54,294,665	11,957,336
Ser. 09-121, Class UI, IO, 5s, 2039	16,704,581	3,670,331
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	7,429,865	1,784,653
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	7,761,740	1,559,089
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	7,256,142	1,548,944
Ser. 11-116, Class IA, IO, 4 1/2s, 2039	9,017,971	1,205,703
Ser. 14-2, Class IL, IO, 4s, 2044	12,753,329	2,571,326
Ser. 12-56, Class IB, IO, 4s, 2042	14,887,687	3,014,594

28     Income Fund

MORTGAGE-BACKED SECURITIES (40.3%)*cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-4, Class IK, IO, 4s, 2039	$13,010,398	$2,034,046
Ser. 11-71, Class IK, IO, 4s, 2039	18,108,975	2,573,516
Ser. 13-53, Class IA, IO, 4s, 2026	20,897,313	2,555,741
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	9,979,255	1,287,224
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	8,780,077	1,249,054
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	10,527,038	1,528,842
Ser. 12-136, Class IO, IO, 3 1/2s, 2042	25,766,542	5,633,597
Ser. 12-71, Class AI, IO, 3 1/2s, 2042	18,627,193	1,962,002
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	10,374,805	1,563,691
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	9,589,144	1,384,672
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	7,894,403	1,053,824
Ser. 13-8, Class BI, IO, 3s, 2042	21,843,975	2,911,295
Ser. 13-53, Class PI, IO, 3s, 2041	14,304,864	1,669,807
Ser. 14-141, Class CI, IO, 3s, 2040	14,808,319	1,969,168
Ser. 13-23, Class IK, IO, 3s, 2037	3,627,123	542,581
Ser. 14-46, Class KI, IO, 3s, 2036	9,179,286	1,275,462
Ser. 14-30, Class KI, IO, 3s, 2029	14,053,074	1,662,470
Ser. 14-5, Class LI, IO, 3s, 2029	15,418,064	1,814,429
Ser. 13-164, Class CI, IO, 3s, 2028	24,068,301	2,917,480
Ser. 14-44, Class IC, IO, 3s, 2028	22,485,583	2,597,980
IFB Ser. 11-70, Class YI, IO, 0.15s, 2040	15,722,313	136,312
Ser. 10-151, Class KO, PO, zero %, 2037	597,840	534,965
Ser. 06-36, Class OD, PO, zero %, 2036	38,171	33,675
Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A, IO, 6.1s, 2028	250,287	32,537
		325,575,355
Commercial mortgage-backed securities (17.0%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	3,527,000	3,661,559
Ser. 06-6, Class AJ, 5.421s, 2045	4,253,000	4,394,791
FRB Ser. 05-5, Class B, 5.214s, 2045	6,500,000	6,565,000
Ser. 04-4, Class D, 5.073s, 2042	994,000	1,032,828
Ser. 07-1, Class XW, IO, 0.328s, 2049	6,477,622	59,283
Banc of America Commercial Mortgage Trust 144A Ser. 07-5, Class XW, IO, 0.527s, 2051	16,166,398	148,440
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class F, 5.444s, 2041	1,612,000	1,612,000
Ser. 04-4, Class XC, IO, 0.527s, 2042	5,006,898	10,875
Ser. 04-5, Class XC, IO, 0.467s, 2041	7,261,132	37,511
Ser. 02-PB2, Class XC, IO, 0.234s, 2035	5,255,824	2,655
Ser. 05-1, Class XW, IO, 0.033s, 2042	172,226,130	1,722
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.743s, 2038	1,763,000	1,822,977
FRB Ser. 06-PW11, Class AJ, 5.435s, 2039	2,295,000	2,371,739
FRB Ser. 05-T18, Class D, 5.134s, 2042	2,192,000	2,240,640
Ser. 04-PR3I, Class X1, IO, 0.563s, 2041	1,249,088	3,280

Income Fund     29

MORTGAGE-BACKED SECURITIES (40.3%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.435s, 2039	$8,535,000	$8,565,043
Ser. 06-PW14, Class X1, IO, 0.638s, 2038	15,445,947	218,869
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.559s, 2047	1,108,000	1,259,774
FRB Ser. 11-C2, Class E, 5.559s, 2047	1,650,000	1,735,503
Citigroup Commercial Mortgage Trust
Ser. 14-GC19, Class X, IO, 1.337s, 2047	24,140,387	2,029,000
Ser. 14-GC23, Class XA, IO, 1.153s, 2047	72,428,722	5,775,466
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC11, Class E, 4.458s, 2046	7,414,000	6,325,559
Ser. 06-C5, Class XC, IO, 0.537s, 2049	110,205,201	1,259,645
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A Ser. 07-CD4, Class XW, IO, 0.368s, 2049	41,392,684	345,215
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.74s, 2047	2,542,000	2,627,264
FRB Ser. 13-CR11, Class AM, 4.715s, 2046	1,308,000	1,438,748
Ser. 12-CR3, Class XA, IO, 2.177s, 2045	38,982,257	4,480,348
Ser. 12-CR1, Class XA, IO, 2.128s, 2045	24,889,621	2,668,242
Ser. 13-LC13, Class XA, IO, 1.445s, 2046	64,930,022	4,845,078
Ser. 14-CR17, Class XA, IO, 1.214s, 2047	19,938,166	1,507,894
Ser. 14-LC17, Class XA, IO, 1.043s, 2047	40,645,225	2,514,529
Ser. 13-CR13, Class XA, IO, 1.018s, 2023	42,407,451	2,514,762
Ser. 06-C8, Class XS, IO, 0.512s, 2046	48,075,115	454,411
COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4 1/4s, 2044	1,918,000	1,705,794
FRB Ser. 13-LC13, Class E, 3.719s, 2046	2,278,000	1,720,497
FRB Ser. 07-C9, Class AJFL, 0.842s, 2049	643,000	609,249
Credit Suisse Commercial Mortgage Trust 144A Ser. 07-C2, Class AX, IO, 0.064s, 2049	80,454,347	273,545
Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C5, Class C, 5.1s, 2038	1,560,000	1,595,703
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	1,502,501	1,626,457
Ser. 03-C3, Class AX, IO, 1.573s, 2038	2,248,874	22
Ser. 02-CP3, Class AX, IO, 1.426s, 2035	870,354	5,882
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	2,410,422	2,422,850
First Union National Bank-Bank of America Commercial Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.692s, 2033	539,674	866
GE Business Loan Trust 144A Ser. 04-2, Class D, 2.903s, 2032	109,554	92,025
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class B, 4.846s, 2048	3,997,000	4,023,748
GE Capital Commercial Mortgage Corp. 144A
Ser. 07-C1, Class XC, IO, 0.201s, 2049	113,871,778	554,214
Ser. 05-C3, Class XC, IO, 0.142s, 2045	239,946,127	147,836
GMAC Commercial Mortgage Securities, Inc. Trust
Ser. 97-C1, Class X, IO, 1.371s, 2029	2,014,088	64,525
Ser. 05-C1, Class X1, IO, 0.596s, 2043	25,506,979	42,801

30     Income Fund

MORTGAGE-BACKED SECURITIES (40.3%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class B, 4.894s, 2042	$1,894,000	$1,896,424
GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039	6,442,000	6,439,745
Ser. 13-GC10, Class XA, IO, 1.738s, 2046	34,550,806	3,414,311
Ser. 14-GC22, Class XA, IO, 1.092s, 2047 F	43,034,306	3,133,859
FRB Ser. 14-GC24, Class XA, 0.904s, 2047 F	29,298,000	1,798,479
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.638s, 2045	2,187,000	2,307,456
FRB Ser. 11-GC3, Class E, 5s, 2044	1,692,000	1,613,242
FRB Ser. 13-GC10, Class E, 4.414s, 2046	2,352,000	2,053,931
FRB Ser. 13-GC10, Class D, 4.414s, 2046	3,433,000	3,313,978
Ser. 06-GG6, Class XC, IO, 0.005s, 2038	71,792,891	28,574
JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. 13-C14, Class E, 4.561s, 2046	3,684,000	3,296,570
JPMBB Commercial Mortgage Securities Trust 2013-C14 144A FRB Ser. C14, Class D, 4.561s, 2046	9,180,000	8,837,793
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.074s, 2051	6,822,000	7,111,389
FRB Ser. 07-LD12, Class A3, 5.93s, 2051	1,991,374	1,995,598
FRB Ser. 06-LDP7, Class B, 5.863s, 2045	3,516,000	2,883,902
FRB Ser. 07-LD11, Class A2, 5.771s, 2049	74,147	74,147
Ser. 06-LDP8, Class B, 5.52s, 2045	1,306,000	1,312,086
FRB Ser. 06-LDP6, Class B, 5.501s, 2043	2,815,000	2,815,000
FRB Ser. 06-LDP8, Class AJ, 5.48s, 2045	6,500,000	6,857,500
Ser. 04-LN2, Class A2, 5.115s, 2041	225,811	226,305
FRB Ser. 04-CBX, Class B, 5.021s, 2037	1,143,000	1,143,491
Ser. 13-C16, Class XA, IO, 1.367s, 2046	24,176,038	1,675,013
Ser. 06-LDP8, Class X, IO, 0.536s, 2045	46,939,853	389,460
Ser. 07-LDPX, Class X, IO, 0.282s, 2049	50,735,340	625,161
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.315s, 2043	3,439,000	3,871,816
FRB Ser. 07-CB20, Class C, 6.174s, 2051	1,556,000	1,474,061
FRB Ser. 01-C1, Class H, 5.626s, 2035	1,269,965	1,310,846
FRB Ser. 11-C3, Class E, 5.567s, 2046	1,416,000	1,517,796
FRB Ser. 11-C3, Class F, 5.567s, 2046	1,441,000	1,446,375
FRB Ser. 12-C8, Class D, 4.667s, 2045	8,379,000	8,659,674
FRB Ser. 12-C8, Class E, 4.667s, 2045	1,107,000	1,098,472
FRB Ser. 12-LC9, Class D, 4.425s, 2047	3,277,000	3,330,076
FRB Ser. 13-C10, Class E, 3 1/2s, 2047	3,043,000	2,211,957
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	2,038,000	1,433,937
Ser. 05-CB12, Class X1, IO, 0.347s, 2037	24,458,647	38,963
Ser. 06-LDP6, Class X1, IO, 0.077s, 2043	47,222,568	74,848
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031 F	405,848	428,070
Ser. 98-C4, Class G, 5.6s, 2035	3,584	3,582
Ser. 98-C4, Class H, 5.6s, 2035	808,000	834,697

Income Fund     31

MORTGAGE-BACKED SECURITIES (40.3%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class C, 5.482s, 2039	$2,211,000	$2,172,308
Ser. 06-C7, Class A2, 5.3s, 2038	2,290,148	2,332,516
FRB Ser. 06-C1, Class AJ, 5.276s, 2041	1,634,000	1,686,594
Ser. 07-C2, Class XW, IO, 0.539s, 2040	5,727,887	70,109
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class G, 5.077s, 2036	7,400,000	7,064,247
FRB Ser. 04-C7, Class G, 5.032s, 2036	2,082,000	2,107,900
Ser. 06-C7, Class XCL, IO, 0.651s, 2038	61,238,269	707,914
Ser. 06-C7, Class XW, IO, 0.651s, 2038	36,647,674	423,647
Ser. 07-C2, Class XCL, IO, 0.539s, 2040	126,875,044	1,557,137
Ser. 05-C5, Class XCL, IO, 0.425s, 2040	68,949,680	291,864
Ser. 05-C2, Class XCL, IO, 0.34s, 2040	73,308,089	61,286
Ser. 05-C7, Class XCL, IO, 0.207s, 2040	105,908,367	151,449
Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO, 2.371s, 2028	23,775	2
Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.283s, 2051	1,828,000	2,022,134
FRB Ser. 07-C1, Class A3, 5.835s, 2050	469,310	470,721
FRB Ser. 05-CKI1, Class B, 5.286s, 2037	10,872,000	10,951,366
Merrill Lynch Mortgage Trust 144A
Ser. 05-MCP1, Class XC, IO, 0.565s, 2043	29,000,197	47,415
Ser. 04-KEY2, Class XC, IO, 0.533s, 2039	1,706,534	3,664
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.72s, 2037	230,151	6,859
Ser. 05-C3, Class X, IO, 6.128s, 2044	1,438,125	78,809
Ser. 06-C4, Class X, IO, 6.074s, 2045	4,232,119	423,212
ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	1,935,000	1,941,947
Ser. 06-4, Class AJ, 5.239s, 2049	1,709,000	1,723,356
FRB Ser. 06-4, Class A2FL, 0.273s, 2049	477,514	477,290
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 13-C10, Class D, 4.082s, 2046	1,244,000	1,124,389
FRB Ser. 13-C10, Class E, 4.082s, 2046	3,285,000	2,987,970
Morgan Stanley Capital I Trust
Ser. 07-IQ14, Class A2, 5.61s, 2049	573,589	576,555
FRB Ser. 07-HQ12, Class A2, 5.592s, 2049	730,699	731,429
FRB Ser. 07-HQ12, Class A2FX, 5.592s, 2049	3,323,997	3,317,814
FRB Ser. 07-HQ11, Class D, 5.587s, 2044	3,512,000	3,305,670
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.183s, 2049	1,339,000	1,377,737
Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	410,257	410,458
Selkirk, Ltd. 144A Ser. 1, Class A, 1.329s, 2041 (Cayman Islands)	2,177,242	2,170,272
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,656,476	414,119
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.958s, 2049	2,568,000	2,547,472
Ser. 12-C4, Class XA, IO, 1.857s, 2045	33,811,059	3,531,565

32     Income Fund

MORTGAGE-BACKED SECURITIES (40.3%)*cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.997s, 2045	$2,156,000	$2,179,716
Ser. 06-C24, Class AJ, 5.658s, 2045	2,130,000	2,175,795
Ser. 05-C17, Class D, 5.346s, 2042	6,740,000	6,732,182
Ser. 06-C29, IO, 0.38s, 2048	171,692,699	1,239,621
Ser. 07-C34, IO, 0.308s, 2046	14,783,371	120,189
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class E, 5.346s, 2042	1,154,000	1,152,373
FRB Ser. 05-C17, Class F, 5.346s, 2042	2,516,000	2,512,528
FRB Ser. 05-C21, Class E, 5.24s, 2044	3,212,000	3,202,364
Ser. 05-C18, Class XC, IO, 0.311s, 2042	16,527,962	42,477
Ser. 06-C26, Class XC, IO, 0.051s, 2045	10,815,129	12,113
Wachovia Bank Commercial Mortgage Trust Series 2005-C22 FRB Ser. C22, Class AJ, 5.364s, 2044	4,978,000	5,090,005
Wells Fargo Commercial Mortgage Trust Ser. 14-LC16, Class XA, IO, 1.491s, 2050	32,114,858	2,938,831
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 12-LC5, Class E, 4.778s, 2045	1,806,000	1,589,099
WF-RBS Commercial Mortgage Trust Ser. 13-C14, Class XA, IO, 0.92s, 2046	63,638,679	3,466,399
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.466s, 2044	6,026,438	6,478,421
FRB Ser. 11-C4, Class E, 5.245s, 2044	1,545,768	1,617,418
FRB Ser. 11-C4, Class F, 5s, 2044	3,615,000	3,397,899
FRB Ser. 11-C3, Class E, 5s, 2044	1,601,000	1,510,993
FRB Ser. 12-C7, Class D, 4.846s, 2045	6,107,000	6,359,219
FRB Ser. 12-C10, Class E, 4.458s, 2045	2,645,000	2,247,423
Ser. 14-C19, Class D, 4.234s, 2047	2,330,000	2,146,148
Ser. 13-C12, Class E, 3 1/2s, 2048	3,607,000	2,783,906
Ser. 13-C14, Class E, 3 1/4s, 2046	6,040,000	4,527,524
Ser. 12-C10, Class XA, IO, 1.801s, 2045	76,511,995	7,669,562
Ser. 13-C12, Class XA, IO, 1 1/2s, 2048	41,726,628	3,463,143
Ser. 13-C11, Class XA, IO, 1.498s, 2045	25,657,197	1,912,334
		318,232,126
Residential mortgage-backed securities (non-agency) (5.9%)
BCAP, LLC Trust 144A FRB Ser. 10-RR1, Class 3A3, 5.259s, 2035	2,013,000	2,007,968
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-WFH4, Class M1, 0.432s, 2036 F	10,000,000	8,200,000
Citigroup Mortgage Loan Trust, Inc. 144a Ser. 10-8, Class 1A2, 5 1/2s, 2036	3,675,000	3,766,875
Countrywide Alternative Loan Trust FRB Ser. 05-J4, Class M2, 0.792s, 2035	12,244,183	10,859,366
First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023 (In default) †	134,710	13
Opteum Mortgage Acceptance Corp. FRB Ser. 05-3, Class M3, 0.652s, 2035	7,615,000	5,989,959
RAMP Series 2004-RS10 Trust STEP Ser. RS10, Class MI1, 5.28s, 2034	2,622,691	2,622,691

Income Fund     33

MORTGAGE-BACKED SECURITIES (40.3%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Residential Asset Mortgage Products FRB Ser. 05-EFC4, Class M4, 0.742s, 2035 F	$10,731,000	$8,638,455
Residential Asset Mortgage Products Inc. FRB Ser. 05-RS6, Class M4, 0.802s, 2035	5,000,000	4,300,000
WAMU Mortgage Pass-Through Certificates
FRB Ser. 05-AR11, Class A1C3, 0.662s, 2045 F	4,207,823	3,703,305
FRB Ser. 05-AR19, Class A1C3, 0.652s, 2045	10,943,177	9,629,996
FRB Ser. 04-AR13, Class A1B2, 0.642s, 2034	10,444,592	9,765,694
FRB Ser. 05-AR11, Class A1B2, 0.602s, 2045	4,398,266	3,870,474
FRB Ser. 05-AR13, Class A1C4, 0.582s, 2045	17,951,528	15,438,314
FRB Ser. 05-AR17, Class A1B2, 0.562s, 2045	6,073,690	5,253,742
FRB Ser. 05-AR11, Class A1B3, 0.552s, 2045	9,976,508	8,754,386
FRB Ser. 05-AR8, Class 2AC3, 0.542s, 2045	4,682,063	4,178,741
FRB Ser. 05-AR2, Class 2A1B, 0.522s, 2045	2,265,436	2,055,883
FRB Ser. 2005-AR17, Class A1B3, 0.502s, 2045	1,807,116	1,590,262
		110,626,124
Total mortgage-backed securities (cost $711,725,764)		$754,433,605

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (27.0%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.8%)
Government National Mortgage Association Pass-Through Certificates
5s, July 20, 2041	$6,011,860	$6,683,732
5s, TBA, November 1, 2044	2,000,000	2,196,875
4 1/2s, TBA, November 1, 2044	14,000,000	15,287,343
4s, with due dates from March 20, 2044 to July 20, 2044	7,223,659	7,803,008
4s, TBA, November 1, 2044	8,000,000	8,553,750
3 1/2s, TBA, November 1, 2044	12,000,000	12,547,500
		53,072,208
U.S. Government Agency Mortgage Obligations (24.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4 1/2s, May 1, 2044	5,548,146	6,130,901
4s, with due dates from April 1, 2041 to October 1, 2043	10,502,792	11,243,837
3 1/2s, with due dates from April 1, 2042 to August 1, 2043	4,507,758	4,675,684
3 1/2s, with due dates from October 1, 2042 ##	8,100,000	8,363,250
Federal National Mortgage Association Pass-Through Certificates
7s, January 1, 2017	683	689
6s, TBA, November 1, 2044	10,000,000	11,319,531
4 1/2s, with due dates from September 1, 2040 to February 1, 2044	13,371,871	14,633,206
4 1/2s, TBA, December 1, 2044	49,000,000	53,011,875
4 1/2s, TBA, November 1, 2044	49,000,000	53,122,889
4s, with due dates from June 1, 2042 to June 1, 2044	89,895,535	96,122,896
4s, January 1, 2044 ##	1,916,469	2,056,985
4s, November 1, 2043 ##	3,798,297	4,069,388
4s, July 1, 2043 ##	2,827,685	3,021,315
4s, TBA, January 1, 2045	27,000,000	28,511,367
4s, TBA, November 1, 2044	38,000,000	40,348,282
3 1/2s, with due dates from May 1, 2042 to June 1, 2042	1,668,490	1,731,579

34     Income Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (27.0%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, November 1, 2044	$21,000,000	$21,712,030
3s, February 1, 2043	3,918,357	3,928,612
3s, TBA, November 1, 2044	88,000,000	88,027,500
		452,031,816
Total U.S. government and agency mortgage obligations (cost $503,981,882)		$505,104,024

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes 2s, September 30, 2020 Δ	$429,000	$431,963
Total U.S. treasury obligations (cost $428,770)		$431,963

CORPORATE BONDS AND NOTES (21.5%)*	Principal amount	Value
Basic materials (0.9%)
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	$835,000	$905,975
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	1,728,000	1,838,146
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	1,170,000	1,248,710
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	112,000	134,664
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	355,000	351,286
Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	300,000	342,293
Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	470,000	658,432
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. notes 6s, 2041 (Canada)	590,000	645,354
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 5/8s, 2024	2,085,000	2,142,981
International Paper Co. sr. unsec. notes 8.7s, 2038	510,000	751,949
Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	640,000	662,592
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	110,000	124,132
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	45,000	50,549
NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	376,000	388,220
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	215,000	227,455
Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	945,000	966,269
PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	1,130,000	1,363,791
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	393,000	421,992
Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	1,080,000	1,217,735
Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	135,000	169,852
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	1,385,000	1,807,507
		16,419,884
Capital goods (0.4%)
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	450,000	442,125
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	1,393,000	1,947,771
Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN, 6 1/4s, 2038	435,000	572,907

Income Fund     35

CORPORATE BONDS AND NOTES (21.5%)* cont.	Principal amount	Value
Capital goods cont.
Republic Services, Inc. company guaranty sr. unsec. notes 5.7s, 2041	$595,000	$705,956
Republic Services, Inc. company guaranty sr. unsec. notes 3.8s, 2018	720,000	765,441
Republic Services, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2019	660,000	751,423
United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	123,668
Waste Management, Inc. company guaranty sr. unsec. notes 7 3/4s, 2032	995,000	1,441,051
		6,750,342
Communication services (3.0%)
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 6 1/8s, 2040 (Mexico)	880,000	1,052,216
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	670,000	684,328
American Tower Corp. sr. unsec. notes 7s, 2017 R	1,210,000	1,370,123
American Tower Corp. sr. unsec. unsub. notes 3.4s, 2019 R	135,000	138,084
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty sr. notes 3.849s, 2023	1,415,000	1,407,819
CenturyLink, Inc. sr. unsec. unsub. notes Ser. G, 6 7/8s, 2028	2,025,000	2,035,125
Comcast Cable Communications Holdings, Inc. company guaranty sr. unsec. notes 9.455s, 2022	3,645,000	5,238,813
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	700,000	918,637
Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	1,915,000	2,113,381
Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	800,000	922,000
NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	845,000	1,087,692
Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	880,000	993,903
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	1,309,000	1,505,753
Rogers Communications, Inc. company guaranty notes 6.8s, 2018 (Canada)	610,000	713,812
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	425,000	409,154
SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	2,425,000	2,579,704
SES SA 144A company guaranty sr. unsec. notes 5.3s, 2043 (France)	920,000	998,453
TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026	2,435,000	3,367,999
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	4,250,000	4,303,125
Telefonica Emisiones SAU company guaranty sr. unsec. notes 5.462s, 2021 (Spain)	1,845,000	2,070,623
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	692,000	731,594
Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	267,000	367,345
Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 8 3/4s, 2019	800,000	1,004,863
Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039	350,000	453,337
Time Warner Entertainment Co. LP company guaranty sr. unsec. bonds 8 3/8s, 2033	449,000	667,287

36     Income Fund

CORPORATE BONDS AND NOTES (21.5%)* cont.	Principal amount	Value
Communication services cont.
Time Warner Entertainment Co. LP company guaranty sr. unsec. bonds 8 3/8s, 2023	$1,119,000	$1,504,650
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	1,998,000	2,442,893
Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	127,000	3,289,300
Verizon Communications, Inc. sr. unsec. unsub. notes 5.05s, 2034	4,675,000	4,948,616
Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	5,588,000	5,456,833
Verizon New Jersey, Inc. company guaranty sr. unsec. unsub. bonds 8s, 2022	640,000	805,801
Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds 8.35s, 2030	795,000	1,056,117
		56,639,380
Consumer cyclicals (3.4%)
21st Century Fox America, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024	870,000	1,108,381
21st Century Fox America, Inc. company guaranty sr. unsec. notes 7.85s, 2039	1,065,000	1,522,116
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	1,125,000	1,650,587
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. notes 6.2s, 2034	675,000	842,212
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	1,168,000	1,276,040
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	2,305,000	2,302,859
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	4,005,000	5,450,809
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	1,820,000	1,634,233
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	950,000	1,059,243
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	3,790,000	6,016,617
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	2,681,000	3,590,714
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	350,000	484,069
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	639,000	643,793
General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	1,350,000	1,606,500
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018	661,000	675,873
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016	944,000	956,980
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018	130,000	133,575
Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s, 2025 (Mexico)	510,000	621,508
Grupo Televisa SAB sr. unsec. unsub. notes 5s, 2045 (Mexico)	2,120,000	2,109,824
Historic TW, Inc. company guaranty sr. unsec. unsub. bonds 9.15s, 2023	675,000	918,025
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	266,000	304,589
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	124,000	135,436
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	660,000	640,549
INVISTA Finance, LLC 144A company guaranty sr. notes 4 1/4s, 2019	2,312,000	2,329,340
Income Fund     37

CORPORATE BONDS AND NOTES (21.5%)*cont.	Principal amount	Value
Consumer cyclicals cont.
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	$840,000	$951,300
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	820,000	881,500
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	5,314,000	6,739,810
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.65s, 2024	405,000	496,009
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	240,000	254,783
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 3 5/8s, 2024	3,120,000	3,112,353
Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	780,000	800,698
Nordstrom, Inc. sr. unsec. notes 5s, 2044	1,314,000	1,446,163
NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	740,000	752,731
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	640,000	657,217
Owens Corning company guaranty sr. unsec. notes 9s, 2019	114,000	138,858
QVC, Inc. company guaranty sr. notes 4.85s, 2024	1,105,000	1,119,121
QVC, Inc. 144A sr. bonds 4.45s, 2025	944,000	915,504
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	2,140,000	2,186,879
Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	1,850,000	2,578,016
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	250,000	251,250
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	1,305,000	1,328,042
Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	520,000	556,290
		63,180,396
Consumer staples (1.5%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	694,000	716,357
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	202,000	260,360
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	384,000	499,879
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	1,313,000	1,998,374
Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	1,430,000	1,552,069
Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	715,000	933,457
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	366,000	371,490
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	453,000	443,940
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	285,000	280,725
CVS Pass-Through Trust sr. notes 6.036s, 2028	74,092	85,297
CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032	2,082,025	2,651,813
Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)	360,000	380,069
Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	675,000	891,410
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	1,181,000	1,553,746
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	3,560,000	3,600,662

38     Income Fund

CORPORATE BONDS AND NOTES (21.5%)* cont.	Principal amount	Value
Consumer staples cont.
Grupo Bimbo SAB de CV 144A sr. unsec. notes 4 7/8s, 2044 (Mexico)	$400,000	$392,301
Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s, 2024 (Mexico)	715,000	711,225
Kerry Group Financial Services 144A company guaranty sr. unsec. notes 3.2s, 2023 (Ireland)	1,300,000	1,259,709
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	3,905,000	4,870,305
McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	680,000	880,151
McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	530,000	685,451
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	775,000	933,277
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	610,000	633,225
SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes 4.95s, 2042	630,000	678,271
Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	461,000	483,063
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds 5.15s, 2044	654,000	698,273
		28,444,899
Energy (1.4%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	602,000	636,615
BG Energy Capital PLC 144A company guaranty sr. unsec. notes 4s, 2021 (United Kingdom)	200,000	210,779
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4 1/2s, 2020 (United Kingdom)	620,000	677,392
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020	1,580,000	1,603,700
DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	775,000	852,839
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	1,930,000	1,920,676
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	885,000	1,216,533
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)	1,040,000	939,433
Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	525,000	635,094
Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	895,000	1,144,287
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	1,095,000	1,082,132
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 4 3/8s, 2023 (Brazil)	820,000	781,704
Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022	1,092,000	1,209,390
Plains Exploration & Production Co. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	130,000	147,022
Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	2,160,000	2,832,924
Spectra Energy Capital, LLC company guaranty sr. unsec. notes 5.65s, 2020	240,000	269,925
Spectra Energy Capital, LLC company guaranty sr. unsec. unsub. notes 6.2s, 2018	130,000	146,886
Spectra Energy Capital, LLC sr. notes 8s, 2019	650,000	805,906

Income Fund     39

CORPORATE BONDS AND NOTES (21.5%)* cont.	Principal amount	Value
Energy cont.
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	$1,900,000	$2,164,199
Weatherford International, LLC company guaranty sr. unsec. unsub. notes 6.8s, 2037	205,000	235,145
Weatherford International, Ltd. of Bermuda company guaranty notes 6 1/2s, 2036 (Bermuda)	82,000	91,864
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	1,590,000	2,350,823
Williams Cos., Inc. (The) notes 8 3/4s, 2032	383,000	487,796
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	2,565,000	2,512,961
Williams Partners LP sr. unsec. notes 5.4s, 2044	901,000	944,648
Williams Partners LP sr. unsec. notes 4.3s, 2024	919,000	946,369
		26,847,042
Financials (7.2%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	1,725,000	2,290,093
Aflac, Inc. sr. unsec. notes 6.45s, 2040	675,000	855,087
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	2,574,000	3,494,205
Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	3,255,000	3,022,678
ARC Properties Operating Partnership LP/Clark Acquisition, LLC company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	1,890,000	1,838,511
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	1,764,000	2,070,610
Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	1,485,000	1,785,354
AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual maturity (France)	1,630,000	1,702,339
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB bonds 9s, perpetual maturity (Spain)	200,000	213,000
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	1,000,000	1,002,771
Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)	1,965,000	2,015,871
Bank of America Corp. sub. notes 7 3/4s, 2015	1,465,000	1,543,742
Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	905,000	981,311
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	2,858,000	3,837,357
Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)	1,272,000	1,221,120
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	935,000	953,700
Bear Stearns Cos., Inc. (The) sr. unsec. notes 6.4s, 2017	1,020,000	1,152,861
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7 1/4s, 2018	1,685,000	1,958,802
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	2,065,000	2,081,931
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	265,000	284,573
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	460,000	473,596
Capital One Bank USA NA unsec. sub. notes 3 3/8s, 2023	1,260,000	1,247,833
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	2,105,000	2,239,448
Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	100,000	125,472
Citigroup, Inc. sr. unsec. sub. FRN notes 0.502s, 2016	1,961,000	1,944,367
CNA Financial Corp. sr. unsec. unsub. notes 3.95s, 2024	650,000	664,763

40     Income Fund

CORPORATE BONDS AND NOTES (21.5%)* cont.	Principal amount	Value
Financials cont.
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	$865,000	$999,854
Commonwealth Bank of Australia 144A sr. unsec. notes 5s, 2019 (Australia)	510,000	573,489
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 144A jr. unsec. sub. FRN notes 11s, perpetual maturity (Netherlands)	1,255,000	1,637,775
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	539,000	574,035
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	1,715,000	2,129,167
Duke Realty LP company guaranty sr. unsec. notes 6 3/4s, 2020 R	800,000	944,962
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	945,000	995,124
EPR Properties unsec. notes 5 1/4s, 2023 R	1,150,000	1,218,609
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	1,031,000	1,028,423
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	626,000	591,570
GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	2,781,000	2,974,800
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	300,000	398,909
Genworth Holdings, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	1,075,000	1,310,330
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	940,000	1,122,324
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	950,000	1,166,213
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 6 5/8s, 2040	3,548,000	4,675,462
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	3,260,000	3,670,141
Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	835,000	915,209
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	875,000	869,232
HSBC Bank USA, NA unsec. sub. notes 7s, 2039	2,000,000	2,757,988
HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	4,560,000	6,805,800
HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes 7.808s, 2026	955,000	966,786
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,705,000	1,899,485
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	895,000	982,263
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	1,149,000	1,166,235
Intesa Sanpaolo SpA 144A company guaranty unsec. sub. bonds 5.017s, 2024 (Italy)	1,565,000	1,529,496
JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	404,000	452,446
JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	1,311,000	1,459,781
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	130,000	152,100
Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	225,000	219,320
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	1,846,000	1,919,840
Lloyds Banking Group PLC sr. unsec. sub. notes 4 1/2s, 2024 (United Kingdom)	2,145,000	2,146,722

Income Fund     41

CORPORATE BONDS AND NOTES (21.5%)* cont.	Principal amount	Value
Financials cont.
Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	$2,599,000	$4,075,562
Metropolitan Life Global Funding I 144A notes 3s, 2023	715,000	711,901
Metropolitan Life Insurance Co. 144A unsec. sub. notes 7.8s, 2025	3,000,000	3,933,528
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	150,000	156,504
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	1,090,000	1,166,300
Nationwide Financial Services, Inc. notes 5 5/8s, 2015	500,000	505,750
Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	85,000	131,488
Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	5,160,000	5,586,164
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,010,000	1,085,132
Pacific LifeCorp 144A sr. notes 6s, 2020	1,575,000	1,803,388
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	357,000	389,239
Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	1,135,000	1,448,327
Prudential Holdings, LLC sr. FRN notes Ser. AGM, 1.109s, 2017	137,143	137,305
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	455,000	487,869
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	1,465,000	1,484,303
Royal Bank of Scotland PLC (The) unsec. sub. FRN notes Ser. REGS, 9 1/2s, 2022 (United Kingdom)	2,640,000	3,022,800
Santander Issuances SAU 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)	2,600,000	2,732,047
Santander UK PLC 144A unsec. sub. notes 5s, 2023 (United Kingdom)	565,000	596,203
SL Green Realty Corp./SL Green Operating Partnership /Reckson Operating Partnership sr. unsec. unsub. notes 5s, 2018 R	1,185,000	1,278,222
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)	460,000	460,000
Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)	3,119,000	3,411,157
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds 4.436s, 2024 (Japan)	2,380,000	2,463,398
Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	645,000	750,573
Teachers Insurance & Annuity Association of America (The) 144A unsec. sub. notes 6.85s, 2039	889,000	1,175,278
Teachers Insurance & Annuity Association of America (The) 144A unsec. sub. notes 4.9s, 2044	311,000	329,189
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	975,000	1,313,461
Wachovia Bank NA sr. unsec. sub. notes 6.6s, 2038	250,000	340,167
Willis Group Holdings PLC company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	750,000	840,462
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	2,990,000	3,104,345
		136,175,347
Health care (0.5%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	1,660,000	2,195,881
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019	356,000	381,365
Fresenius Medical Care US Finance, Inc. 144A company guaranty sr. notes 5 3/4s, 2021	839,000	900,876

42     Income Fund

CORPORATE BONDS AND NOTES (21.5%)* cont.	Principal amount	Value
Health care cont.
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	$1,940,000	$1,997,308
Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037	1,045,000	1,299,520
Quest Diagnostics, Inc. company guaranty sr. unsec. notes 4 3/4s, 2020	244,000	267,509
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	975,000	1,023,731
WellPoint, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	665,000	669,600
		8,735,790
Technology (0.4%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	1,232,000	1,176,505
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	2,578,000	2,646,362
Brocade Communications Systems, Inc. company guaranty sr. notes 6 7/8s, 2020	580,000	601,750
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022	1,075,000	1,128,662
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	425,000	491,938
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	820,000	830,250
		6,875,467
Transportation (0.3%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	1,520,000	1,743,661
Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018	616,397	652,579
Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017	229,075	241,102
Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes 2.35s, 2020	154,000	148,748
Kansas City Southern Railway Co. (The) company guaranty sr. unsec. notes 4.3s, 2043	286,000	280,549
Norfolk Southern Corp. sr. unsec. notes 6s, 2111	1,115,000	1,372,459
Southwest Airlines Co. pass-through certificates Ser. 07-1, 6.15s, 2022	185,711	213,104
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	460,000	461,150
United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022	397,632	427,455
		5,540,807
Utilities and power (2.5%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	580,000	689,299
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	390,000	413,526
Beaver Valley Funding Corp. sr. bonds 9s, 2017	68,000	72,082
CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	2,280,000	2,893,628
Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	480,000	598,526
Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042	710,000	712,219
Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	725,000	753,570
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	845,000	883,813
EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Netherlands)	1,940,000	2,086,451

Income Fund     43

CORPORATE BONDS AND NOTES (21.5%)* cont.	Principal amount	Value
Utilities and power cont.
El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds 8 3/8s, 2032	$830,000	$1,100,300
El Paso Pipeline Partners Operating Co., LP company guaranty sr. unsec. notes 6 1/2s, 2020	750,000	856,558
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	1,130,000	1,192,150
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	970,000	1,298,969
Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)	2,895,000	3,003,563
Enel Finance International SA 144A company guaranty sr. unsec. notes 5 1/8s, 2019 (Netherlands)	695,000	771,729
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	2,265,000	2,618,047
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	780,000	852,869
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	1,220,000	1,245,909
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes 5.45s, 2044	2,710,000	2,790,438
Iberdrola International BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)	510,000	635,890
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	330,000	371,461
Kansas Gas and Electric Co. bonds 5.647s, 2021	455,188	484,178
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	1,274,000	1,247,959
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 4 1/4s, 2024	1,899,000	1,890,650
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	1,455,000	1,448,798
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea)	1,285,000	1,735,278
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	1,000,000	1,255,199
MidAmerican Energy Holdings Co. sr. unsec. bonds 6 1/2s, 2037	410,000	539,677
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	360,000	470,315
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	1,455,000	1,564,719
Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	295,000	380,794
Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	785,000	955,398
PacifiCorp sr. mtge. bonds 6 1/4s, 2037	460,000	606,110
Potomac Edison Co. 144A sr. bonds 5.8s, 2016	885,000	944,214
PPL WEM Holdings, Ltd. 144A sr. unsec. notes 5 3/8s, 2021 (United Kingdom)	3,220,000	3,633,480
Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6.572s, 2017	340,000	388,045
Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019	2,840,000	3,639,071
West Penn Power Co. 144A sr. bonds 5.95s, 2017	830,000	936,877
		47,961,759
Total corporate bonds and notes (cost $377,203,745)		$403,571,113

44     Income Fund

ASSET-BACKED SECURITIES (3.2%)*	Principal amount	Value
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.054s, 2016	$59,213,000	$59,213,000
Total asset-backed securities (cost $59,213,000)		$59,213,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.7175/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7175	$131,346,000	$2,751,699
Credit Suisse International
(2.52875)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.52875	372,617,000	1,889,168
2.27125/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.27125	372,617,000	253,380
Total purchased swap options outstanding (cost $4,396,401)			$4,894,247

PURCHASED OPTIONS OUTSTANDING (0.1%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/$103.13	$82,000,000	$792,120
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/102.94	82,000,000	712,580
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/102.63	69,000,000	498,180
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/102.38	69,000,000	426,420
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/101.69	26,000,000	26,780
Total purchased options outstanding (cost $2,930,234)			$2,456,080

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value
CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$770,000	$1,111,149
IL State G.O. Bonds, 4.421s, 1/1/15	410,000	412,583
North TX, Tollway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49	675,000	939,553
OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	845,000	980,149
Total municipal bonds and notes (cost $2,705,059)		$3,443,434

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (—%)*	Principal amount	Value
Korea Development Bank sr. unsec. unsub. notes 4s, 2016 (South Korea)	$200,000	$210,190
Total foreign government and agency bonds and notes (cost $199,647)		$210,190

SHORT-TERM INVESTMENTS (26.1%)*	Principal amount/shares	Value
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.04%, January 14, 2015	$16,500,000	$16,499,010
Putnam Money Market Liquidity Fund 0.07% L	Shares 144,207,935	144,207,935
Putnam Short Term Investment Fund 0.09% L	Shares 289,802,238	289,802,238
U.S. Treasury Bills with an effective yield of 0.10%, July 23, 2015 #	1,203,000	1,202,300

Income Fund     45

SHORT-TERM INVESTMENTS (26.1%)* cont.	Principal amount/shares	Value
U.S. Treasury Bills with an effective yield of 0.08%, May 28, 2015 Δ	$233,000	$232,933
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.05%, January 15, 2015 # Δ	1,184,000	1,183,964
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.05%, January 8, 2015 # Δ §	6,667,000	6,666,880
U.S. Treasury Bills with an effective yield of 0.03%, January 2, 2015 Δ §	952,000	951,976
U.S. Treasury Bills with effective yields ranging from 0.03% to 0.05%, December 18, 2014 # Δ §	7,373,000	7,372,663
U.S. Treasury Bills with an effective yield of 0.04%, December 11, 2014 Δ	303,000	302,987
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.03%, December 4, 2014 Δ §	3,899,000	3,898,924
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.03%, November 28, 2014 Δ §	6,589,000	6,588,864
U.S. Treasury Bills with an effective yield of 0.05%, November 20, 2014 Δ	1,020,000	1,019,974
U.S. Treasury Bills with an effective yield of 0.05%, November 13, 2014 Δ	614,000	613,990
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.03%, November 6, 2014 Δ	8,608,000	8,607,980
Total short-term investments (cost $489,151,769)		$489,152,618

TOTAL INVESTMENTS
Total investments (cost $2,151,936,271)	$2,222,910,274

Key to holding’s abbreviations
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2013 through October 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,873,075,186.
†	Non-income-producing security.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

46     Income Fund

§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).
F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $737,556,225 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond 30 yr (Short)	1,022	$144,197,813	Dec-14	$711,309
U.S. Treasury Bond Ultra 30 yr (Long)	581	91,108,063	Dec-14	85,802
U.S. Treasury Note 5 yr (Short)	63	7,524,070	Dec-14	32,216
U.S. Treasury Note 10 yr (Long)	1,505	190,170,859	Dec-14	61,437
Total				$890,764

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/14 (premiums $11,613,079)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	$6,948,750	$117,295
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	6,948,750	117,295
(2.557)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.557	131,346,000	1,071,783
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	83,659,200	1,239,829
Credit Suisse International
(2.40)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.40	186,308,500	508,622
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	105,976,500	1,673,369
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	105,976,500	1,673,369
2.40/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.40	186,308,500	2,209,619
JPMorgan Chase Bank N.A.
(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	41,829,600	631,209
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	21,202,000	3,757,596
Total			$12,999,986

Income Fund     47

WRITTEN OPTIONS OUTSTANDING at 10/31/14 (premiums $2,567,031)
	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/$102.13	$82,000,000	$431,320
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/101.94	82,000,000	381,300
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/101.75	69,000,000	282,210
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/101.50	69,000,000	236,670
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/101.13	82,000,000	214,020
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/100.94	82,000,000	186,140
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/100.88	69,000,000	149,040
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/100.63	69,000,000	122,820
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/100.81	26,000,000	7,800
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/99.94	26,000,000	2,080
Total			$2,013,400

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/14
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	$134,282,800	$(1,261,587)	$1,838,332
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	134,282,800	(1,289,115)	1,816,846
(5.00 Floor)/3 month USD-LIBOR-BBA/Mar-21 (Written)	Mar-21/5.00	1,000,000	222,000	(9,492)
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	134,282,800	447,833	(715,727)
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	134,282,800	449,847	(721,099)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	134,282,800	797,640	(1,358,942)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	134,282,800	805,697	(1,361,627)
Total			$172,315	$(511,709)

48     Income Fund

TBA SALE COMMITMENTS OUTSTANDING at 10/31/14 (proceeds receivable $112,027,070)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 4 1/2s, November 1, 2044	$49,000,000	11/13/14	$53,122,889
Federal National Mortgage Association, 4s, November 1, 2044	38,000,000	11/13/14	40,348,282
Federal National Mortgage Association, 3 1/2s, November 1, 2044	18,000,000	11/13/14	18,610,312
Total			$112,081,483

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/14
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$9,265,000	$(69,147)	10/29/24	3 month USD-LIBOR-BBA	2.54%	$(6,833)
9,265,000	(61,735)	10/28/24	3 month USD-LIBOR-BBA	2.54%	89
102,977,000 E	64,817	12/17/16	3 month USD-LIBOR-BBA	1.00%	(352,961)
272,805,700 E	4,319,449	12/17/19	3 month USD-LIBOR-BBA	2.25%	(1,353,818)
600,532,300 E	19,224,447	12/17/24	3 month USD-LIBOR-BBA	3.00%	(7,425,376)
16,168,200 E	1,531,115	12/17/44	3 month USD-LIBOR-BBA	3.50%	84,126
204,953,800	(2,705)	10/20/24	3 month USD-LIBOR-BBA	2.335%	(2,340,704)
102,915,600 E	(1,451)	11/5/24	3 month USD-LIBOR-BBA	2.3375%	(1,285,117)
70,651,000	493,624	9/16/24	3 month USD-LIBOR-BBA	2.68%	2,114,234
355,188,000	2,600,024	9/18/24	3 month USD-LIBOR-BBA	2.665%	10,199,875
Total	$28,098,438	$(366,485)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$1,543,039	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$2,746
2,846,624	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	4,482

Income Fund     49

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$5,443,173	$—	1/12/36	(5.50% ) 1 month USD-LIBOR	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	$(3,790)
4,428,335	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	17,027
2,549,860	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	3,739
9,333,095	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(26,732)
8,498,556	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	21,623
7,750,129	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	22,139
23,231,216	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	41,340
24,388,968	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(69,854)
19,274,952	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	55,061
939,397	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	2,339
1,676,338	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,789
2,079,335	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(276)
20,881,540	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(59,809)
25,513,024	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	72,881
7,814,942	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	19,456
399,711	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	302

50     Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$1,193,972	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$3,411
766,405	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	2,309
13,829,787	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	39,507
8,813,513	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(25,243)
3,946,253	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	7,022
1,141,762	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,905
4,947,940	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	19,025
22,105,448	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	63,147
3,693,391	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	10,551
631,565	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,607
2,048,180	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,211
1,484,831	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,778
18,324,138	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(52,484)
6,984,060	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(26,902)
2,789,616	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(6,961)
1,394,766	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(3,481)

Income Fund     51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$1,394,766	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	$(3,481)
2,798,911	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(6,985)
7,270,286	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(18,143)
2,798,744	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(6,984)
2,625,564	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,500
5,820,282	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(16,670)
3,541,311	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	2,672
5,588,695	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(13,947)
1,027,176	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	680
2,696,741	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(7,724)
4,804,645	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(13,761)
4,614,885	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	14,608
2,089,555	7,836	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	9,320
Citibank, N.A.
8,160,832	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	23,312
10,975,822	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	31,354

52     Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International
$19,822,674	$—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	$73,108
3,387,855	—	1/12/39	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	4,348
3,837,837	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(182)
4,318,382	—	1/12/43	3.00% (1 month USD-LIBOR)	Synthetic MBX Index 3.00% 30 year Fannie Mae pools	9,167
4,970,761	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	3,293
10,662,953	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	(3,723)
4,614,885	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(2,384)
5,910,082	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	10,517
9,156,173	95,854	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	103,070
Goldman Sachs International
5,078,270	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	3,832
3,917,494	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	2,956
12,980,572	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(1,723)
4,920,623	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	3,713
6,327,190	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	9,279
6,327,190	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	9,279

Income Fund     53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$2,063,715	$—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	$3,249
7,268,849	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(20,819)
2,730,706	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(7,821)
5,443,173	—	1/12/36	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	3,790
744,274	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	1,324
2,408,141	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	149
167,875	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(22)
5,162,851	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(685)
9,957,555	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(28,520)
369,225	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,058)
984,489	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,820)
1,692,122	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	1,277
5,565,379	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	4,199
5,211,896	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	7,643
9,319,984	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(1,237)
6,750,549	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	9,900
54     Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$9,672,537	$191,939	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$205,955
9,698,034	(206,083)	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(195,648)
JPMorgan Chase Bank N.A.
8,006,678	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(924)
9,672,970	188,925	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	202,942
9,698,453	(196,999)	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(186,565)
Total	$81,472	$371,475

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$51,528	$904,000	5/11/63	300 bp	$53,592
CMBX NA BBB– Index	BBB–/P	54,079	876,000	5/11/63	300 bp	56,080
CMBX NA BBB– Index	BBB–/P	26,395	438,000	5/11/63	300 bp	27,395
CMBX NA BBB– Index	BBB–/P	13,534	198,000	5/11/63	300 bp	13,986
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	88,467	798,000	5/11/63	300 bp	90,289
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	60,857	1,483,000	5/11/63	300 bp	64,244
CMBX NA BBB– Index	BBB–/P	98,633	1,287,000	5/11/63	300 bp	101,572
CMBX NA BBB– Index	BBB–/P	102,818	910,000	5/11/63	300 bp	104,896
CMBX NA BBB– Index	BBB–/P	64,541	886,000	5/11/63	300 bp	66,564
CMBX NA BBB– Index	BBB–/P	9,799	844,000	5/11/63	300 bp	11,726

Income Fund     55

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$12,276	$799,000	5/11/63	300 bp	$14,100
CMBX NA BBB– Index	BBB–/P	13,355	758,000	5/11/63	300 bp	15,086
CMBX NA BBB– Index	BBB–/P	23,034	757,000	5/11/63	300 bp	24,762
CMBX NA BBB– Index	BBB–/P	57,683	745,000	5/11/63	300 bp	59,384
CMBX NA BBB– Index	BBB–/P	49,008	745,000	5/11/63	300 bp	50,710
CMBX NA BBB– Index	BBB–/P	59,046	740,000	5/11/63	300 bp	60,736
CMBX NA BBB– Index	BBB–/P	58,504	735,000	5/11/63	300 bp	60,182
CMBX NA BBB– Index	BBB–/P	44,521	459,000	5/11/63	300 bp	45,569
CMBX NA BBB– Index	BBB–/P	2,078	17,000	5/11/63	300 bp	2,117
CMBX NA BB Index	—	(4,864)	931,000	5/11/63	(500 bp)	(4,373)
CMBX NA BB Index	—	20,597	780,000	5/11/63	(500 bp)	21,009
CMBX NA BB Index	—	11,831	765,000	5/11/63	(500 bp)	12,235
CMBX NA BB Index	—	(12,033)	689,000	5/11/63	(500 bp)	(11,670)
CMBX NA BB Index	—	6,875	665,000	5/11/63	(500 bp)	7,225
CMBX NA BB Index	—	7,659	383,000	5/11/63	(500 bp)	7,861
CMBX NA BB Index	—	(2,828)	310,000	5/11/63	(500 bp)	(2,664)
CMBX NA BB Index	—	(2,373)	309,000	5/11/63	(500 bp)	(2,210)
CMBX NA BB Index	—	(2,960)	309,000	5/11/63	(500 bp)	(2,797)
CMBX NA BB Index	—	(13,266)	684,000	5/11/63	(500 bp)	(12,905)
CMBX NA BBB– Index	BBB–/P	2,777	2,092,000	5/11/63	300 bp	6,857
CMBX NA BBB– Index	BBB–/P	(27,275)	1,809,000	5/11/63	300 bp	(23,145)
CMBX NA BBB– Index	BBB–/P	(22,230)	1,804,000	5/11/63	300 bp	(18,111)
CMBX NA BBB– Index	BBB–/P	(32,022)	1,654,000	5/11/63	300 bp	(28,245)
CMBX NA BBB– Index	BBB–/P	6,020	1,300,000	5/11/63	300 bp	8,989
CMBX NA BBB– Index	BBB–/P	(12,627)	1,257,000	5/11/63	300 bp	(9,757)
CMBX NA BBB– Index	BBB–/P	4,758	1,027,000	5/11/63	300 bp	7,103
CMBX NA BBB– Index	BBB–/P	10,939	918,000	5/11/63	300 bp	13,035

56     Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$9,126	$918,000	5/11/63	300 bp	$11,222
CMBX NA BBB– Index	BBB–/P	(7,515)	898,000	5/11/63	300 bp	(5,464)
CMBX NA BBB– Index	BBB–/P	(7,939)	848,000	5/11/63	300 bp	(6,003)
CMBX NA BBB– Index	BBB–/P	(2,815)	842,000	5/11/63	300 bp	(892)
CMBX NA BBB– Index	BBB–/P	560	841,000	5/11/63	300 bp	2,480
CMBX NA BBB– Index	BBB–/P	(2,802)	840,000	5/11/63	300 bp	(884)
CMBX NA BBB– Index	BBB–/P	(8,355)	834,000	5/11/63	300 bp	(6,451)
CMBX NA BBB– Index	BBB–/P	(14,777)	818,000	5/11/63	300 bp	(12,910)
CMBX NA BBB– Index	BBB–/P	4,959	817,000	5/11/63	300 bp	6,824
CMBX NA BBB– Index	BBB–/P	2,177	807,000	5/11/63	300 bp	4,020
CMBX NA BBB– Index	BBB–/P	539	776,000	5/11/63	300 bp	2,311
CMBX NA BBB– Index	BBB–/P	2,684	775,000	5/11/63	300 bp	4,454
CMBX NA BBB– Index	BBB–/P	17,442	733,000	5/11/63	300 bp	19,115
CMBX NA BBB– Index	BBB–/P	27,854	582,000	5/11/63	300 bp	29,183
CMBX NA BBB– Index	BBB–/P	(2,526)	419,000	5/11/63	300 bp	(1,569)
CMBX NA BBB– Index	BBB–/P	(3,825)	401,000	5/11/63	300 bp	(2,909)
CMBX NA BBB– Index	BBB–/P	(728)	215,000	5/11/63	300 bp	(237)
CMBX NA BBB– Index	—	(43,897)	777,000	1/17/47	(300 bp)	(29,198)
CMBX NA BBB– Index	—	(35,856)	764,000	1/17/47	(300 bp)	(21,404)
Goldman Sachs International
CMBX NA BB Index	—	(8,674)	818,000	5/11/63	(500 bp)	(8,242)
CMBX NA BB Index	—	8,660	383,000	5/11/63	(500 bp)	8,862
CMBX NA BB Index	—	(2,968)	309,000	5/11/63	(500 bp)	(2,804)
CMBX NA BBB– Index	BBB–/P	(7,213)	898,000	5/11/63	300 bp	(5,162)

Income Fund     57

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$5,023	$842,000	5/11/63	300 bp	$6,946
CMBX NA BBB– Index	BBB–/P	(3,379)	842,000	5/11/63	300 bp	(1,456)
CMBX NA BBB– Index	BBB–/P	(7,841)	838,000	5/11/63	300 bp	(5,928)
CMBX NA BBB– Index	BBB–/P	(8,404)	838,000	5/11/63	300 bp	(6,491)
CMBX NA BBB– Index	BBB–/P	(8,404)	838,000	5/11/63	300 bp	(6,491)
CMBX NA BBB– Index	BBB–/P	9,424	825,000	5/11/63	300 bp	11,308
CMBX NA BBB– Index	BBB–/P	(13,630)	818,000	5/11/63	300 bp	(11,762)
CMBX NA BBB– Index	BBB–/P	(4,371)	401,000	5/11/63	300 bp	(3,459)
Total		$721,663	$858,436
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2014. Securities rated by Putnam are indicated by “/P.”

58     Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$59,213,000	$—
Corporate bonds and notes	—	403,571,113	—
Foreign government and agency bonds and notes	—	210,190	—
Mortgage-backed securities	—	754,433,605	—
Municipal bonds and notes	—	3,443,434	—
Purchased options outstanding	—	2,456,080	—
Purchased swap options outstanding	—	4,894,247	—
U.S. government and agency mortgage obligations	—	505,104,024	—
U.S. treasury obligations	—	431,963	—
Short-term investments	434,010,173	55,142,445	—
Totals by level	$434,010,173	$1,788,900,101	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$890,764	$—	$—
Written options outstanding	—	(2,013,400)	—
Written swap options outstanding	—	(12,999,986)	—
Forward premium swap option contracts	—	(511,709)	—
TBA sale commitments	—	(112,081,483)	—
Interest rate swap contracts	—	(28,464,923)	—
Total return swap contracts	—	290,003	—
Credit default contracts	—	136,773	—
Totals by level	$890,764	$(155,644,725)	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Income Fund     59

Statement of assets and liabilities 10/31/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,717,926,098)	$1,788,900,101
Affiliated issuers (identified cost $434,010,173) (Notes 1 and 5)	434,010,173
Cash	7
Interest and other receivables	13,716,155
Receivable for shares of the fund sold	43,772,503
Receivable for investments sold	9,845,847
Receivable for sales of delayed delivery securities (Note 1)	120,572,642
Receivable for variation margin (Note 1)	11,039,111
Unrealized appreciation on forward premium swap option contracts (Note 1)	3,655,178
Unrealized appreciation on OTC swap contracts (Note 1)	2,302,862
Premium paid on OTC swap contracts (Note 1)	731,479
Prepaid assets	67,647
Total assets	2,428,613,705
LIABILITIES
Payable for investments purchased	33,587,110
Payable for purchases of delayed delivery securities (Note 1)	351,594,992
Payable for shares of the fund repurchased	23,431,446
Payable for compensation of Manager (Note 2)	598,022
Payable for custodian fees (Note 2)	31,807
Payable for investor servicing fees (Note 2)	398,522
Payable for Trustee compensation and expenses (Note 2)	425,425
Payable for administrative services (Note 2)	4,353
Payable for distribution fees (Note 2)	442,517
Payable for variation margin (Note 1)	10,842,398
Unrealized depreciation on OTC swap contracts (Note 1)	1,072,951
Premium received on OTC swap contracts (Note 1)	1,534,614
Unrealized depreciation on forward premium swap option contracts (Note 1)	4,166,887
Written options outstanding, at value (premiums $14,180,110) (Notes 1 and 3)	15,013,386
TBA sale commitments, at value (proceeds receivable $112,027,070) (Note 1)	112,081,483
Other accrued expenses	312,606
Total liabilities	555,538,519
Net assets	$1,873,075,186

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,971,397,084
Undistributed net investment income (Note 1)	21,700,925
Accumulated net realized loss on investments (Note 1)	(191,351,618)
Net unrealized appreciation of investments	71,328,795
Total — Representing net assets applicable to capital shares outstanding	$1,873,075,186
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

60     Income Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($1,004,197,930 divided by 138,292,929 shares)	$7.26
	Offering price per class A share (100/96.00 of $7.26)*	$7.56
	Net asset value and offering price per class B share ($32,142,448 divided by 4,468,945 shares)**	$7.19
	Net asset value and offering price per class C share ($181,142,027 divided by 25,136,167 shares)**	$7.21
	Net asset value and redemption price per class M share ($121,065,043 divided by 17,054,427 shares)	$7.10
	Offering price per class M share (100/96.75 of $7.10)†	$7.34
	Net asset value, offering price and redemption price per class R share ($21,255,059 divided by 2,947,742 shares)	$7.21
	Net asset value, offering price and redemption price per class R5 share ($2,683,207 divided by 365,151 shares)	$7.35
	Net asset value, offering price and redemption price per class R6 share ($48,754,869 divided by 6,623,135 shares)	$7.36
	Net asset value, offering price and redemption price per class Y share ($461,834,603 divided by 62,772,929 shares)	$7.36
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Income Fund     61

Statement of operations Year ended 10/31/14
INVESTMENT INCOME
Interest (including interest income of $173,060 from investments in affiliated issuers) (Note 5)	$64,785,861
Total investment income	64,785,861
EXPENSES
Compensation of Manager (Note 2)	5,583,080
Investor servicing fees (Note 2)	2,028,593
Custodian fees (Note 2)	101,469
Trustee compensation and expenses (Note 2)	77,008
Distribution fees (Note 2)	4,519,335
Administrative services (Note 2)	33,532
Other	719,118
Total expenses	13,062,135
Expense reduction (Note 2)	(5,487)
Net expenses	13,056,648
Net investment income	51,729,213

Net realized loss on investments (Notes 1 and 3)	(1,556,146)
Net realized loss on swap contracts (Note 1)	(12,590,301)
Net realized loss on futures contracts (Note 1)	(12,419,274)
Net realized gain on written options (Notes 1 and 3)	21,265,962
Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	25,179,985
Net gain on investments	19,880,226
Net increase in net assets resulting from operations	$71,609,439

The accompanying notes are an integral part of these financial statements.

62     Income Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/14	Year ended 10/31/13
Operations:
Net investment income	$51,729,213	$53,257,626
Net realized gain (loss) on investments	(5,299,759)	40,513,901
Net unrealized appreciation (depreciation) of investments	25,179,985	(66,475,663)
Net increase in net assets resulting from operations	71,609,439	27,295,864
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(38,938,130)	(27,142,179)
Class B	(1,256,067)	(976,648)
Class C	(5,319,484)	(3,872,863)
Class M	(5,406,622)	(4,276,503)
Class R	(544,055)	(213,023)
Class R5	(143,604)	(373)
Class R6	(1,228,006)	(131,370)
Class Y	(10,977,537)	(5,975,551)
Increase (decrease) from capital share transactions (Note 4)	637,429,287	(193,294,019)
Total increase (decrease) in net assets	645,225,221	(208,586,665)
NET ASSETS
Beginning of year	1,227,849,965	1,436,436,630
End of year (including undistributed net investment income of $21,700,925 and $33,683,609, respectively)	$1,873,075,186	$1,227,849,965

The accompanying notes are an integral part of these financial statements.

Income Fund     63

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
October 31, 2014	$7.20	.27	.12	.39	(.33)	(.33)	—	—	$7.26	5.57	$1,004,198.85		3.67	505[d]
October 31, 2013	7.27	.29	(.12)	.17	(.24)	(.24)	—	—	7.20	2.31	783,735.87		4.03	267[e]
October 31, 2012	6.84	.21	.43	.64	(.21)	(.21)	—	—	7.27	9.59	878,866.86		3.02	204[e]
October 31, 2011	6.86	.28	.05	.33	(.35)	(.35)	—	—[f,g]	6.84	4.95	843,019.86		4.02	339[e]
October 31, 2010	6.61	.43	.31	.74	(.49)	(.49)	—[g]	—[g,h]	6.86	11.45	855,659	.88[i,j]	6.38[i]	112[e]
Class B
October 31, 2014	$7.13	.21	.13	.34	(.28)	(.28)	—	—	$7.19	4.79	$32,142	1.60	2.94	505[d]
October 31, 2013	7.20	.23	(.12)	.11	(.18)	(.18)	—	—	7.13	1.58	34,514	1.62	3.28	267[e]
October 31, 2012	6.78	.16	.42	.58	(.16)	(.16)	—	—	7.20	8.75	41,215	1.61	2.27	204[e]
October 31, 2011	6.80	.22	.06	.28	(.30)	(.30)	—	—[f,g]	6.78	4.22	39,859	1.61	3.29	339[e]
October 31, 2010	6.56	.39	.28	.67	(.43)	(.43)	—[g]	—[g,h]	6.80	10.54	43,205	1.63[i,j]	5.82[i]	112[e]
Class C
October 31, 2014	$7.15	.21	.13	.34	(.28)	(.28)	—	—	$7.21	4.84	$181,142	1.60	2.96	505[d]
October 31, 2013	7.22	.24	(.13)	.11	(.18)	(.18)	—	—	7.15	1.58	133,269	1.62	3.28	267[e]
October 31, 2012	6.80	.16	.42	.58	(.16)	(.16)	—	—	7.22	8.72	166,407	1.61	2.27	204[e]
October 31, 2011	6.82	.22	.06	.28	(.30)	(.30)	—	—[f,g]	6.80	4.21	169,692	1.61	3.27	339[e]
October 31, 2010	6.58	.35	.33	.68	(.44)	(.44)	—[g]	—[g,h]	6.82	10.57	167,237	1.63[i,j]	5.08[i]	112[e]
Class M
October 31, 2014	$7.05	.24	.13	.37	(.32)	(.32)	—	—	$7.10	5.31	$121,065	1.10	3.43	505[d]
October 31, 2013	7.12	.27	(.12)	.15	(.22)	(.22)	—	—	7.05	2.15	128,376	1.12	3.79	267[e]
October 31, 2012	6.71	.19	.42	.61	(.20)	(.20)	—	—	7.12	9.27	151,113	1.11	2.77	204[e]
October 31, 2011	6.74	.26	.05	.31	(.34)	(.34)	—	—[f,g]	6.71	4.66	170,347	1.11	3.82	339[e]
October 31, 2010	6.50	.42	.29	.71	(.47)	(.47)	—[g]	—[g,h]	6.74	11.28	222,916	1.13[i,j]	6.23[i]	112[e]
Class R
October 31, 2014	$7.16	.25	.12	.37	(.32)	(.32)	—	—	$7.21	5.27	$21,255	1.10	3.42	505[d]
October 31, 2013	7.23	.27	(.12)	.15	(.22)	(.22)	—	—	7.16	2.11	8,040	1.12	3.79	267[e]
October 31, 2012	6.81	.19	.43	.62	(.20)	(.20)	—	—	7.23	9.26	5,265	1.11	2.77	204[e]
October 31, 2011	6.83	.25	.07	.32	(.34)	(.34)	—	—[f,g]	6.81	4.74	4,723	1.11	3.74	339[e]
October 31, 2010	6.59	.40	.31	.71	(.47)	(.47)	—[g]	—[g,h]	6.83	11.10	4,068	1.13[i,j]	5.91[i]	112[e]
Class R5
October 31, 2014	$7.29	.27	.15	.42	(.36)	(.36)	—	—	$7.35	5.83	$2,683.58		3.71	505[d]
October 31, 2013	7.35	.32	(.12)	.20	(.26)	(.26)	—	—	7.29	2.75	11.58		4.33	267[e]
October 31, 2012†	7.11	.08	.23	.31	(.07)	(.07)	—	—	7.35	4.39*	10	.19*	1.12*	204[e]
Class R6
October 31, 2014	$7.29	.29	.14	.43	(.36)	(.36)	—	—	$7.36	5.98	$48,755.51		3.97	505[d]
October 31, 2013	7.36	.31	(.12)	.19	(.26)	(.26)	—	—	7.29	2.62	6,188.51		4.25	267[e]
October 31, 2012†	7.11	.08	.24	.32	(.07)	(.07)	—	—	7.36	4.54*	10	.17*	1.14*	204[e]
Class Y
October 31, 2014	$7.29	.29	.13	.42	(.35)	(.35)	—	—	$7.36	5.90	$461,835.60		3.93	505[d]
October 31, 2013	7.36	.31	(.13)	.18	(.25)	(.25)	—	—	7.29	2.52	133,717.62		4.30	267[e]
October 31, 2012	6.91	.23	.45	.68	(.23)	(.23)	—	—	7.36	10.00	193,550.61		3.26	204[e]
October 31, 2011	6.93	.29	.06	.35	(.37)	(.37)	—	—[f,g]	6.91	5.12	132,550.61		4.25	339[e]
October 31, 2010	6.67	.46	.30	.76	(.50)	(.50)	—[g]	—[g,h]	6.93	11.73	145,681	.63[i,j]	6.74[i]	112[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

64	Income Fund	Income Fund	65

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	730%
September 30, 2012	679
September 30, 2011	942
September 30, 2010	294

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Amount represents less than $0.01 per share.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

i Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
October 31, 2010	0.03%

j Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.18% of average net assets for the period ended October 31, 2010.

The accompanying notes are an integral part of these financial statements.

66     Income Fund

Notes to financial statements 10/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2013 through October 31, 2014.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Income Fund     67

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

68     Income Fund

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Income Fund     69

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

70     Income Fund

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $8,143,042 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $13,723,056 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Income Fund     71

At October 31, 2014, the fund had a capital loss carryover of $178,246,751 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$18,708,813	$3,341,985	$22,050,798	*
92,884,454	N/A	92,884,454	October 31, 2016
63,311,499	N/A	63,311,499	October 31, 2017

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $101,608 to increase undistributed net investment income, $362 to increase paid-in-capital and $101,970 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$75,098,553
Unrealized depreciation	(16,294,872)
Net unrealized appreciation	58,803,681
Undistributed ordinary income	24,699,988
Capital loss carryforward	(178,246,751)
Cost for federal income tax purposes	$2,164,011,369

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

72     Income Fund

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,234,546
Class B	47,305
Class C	198,841
Class M	175,273
Class R	17,935
Class R5	3,486
Class R6	12,779
Class Y	338,428
Total	$2,028,593

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,487 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $981, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50%

Income Fund     73

and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,142,469
Class B	327,487
Class C	1,379,751
Class M	606,975
Class R	62,653
Total	$4,519,335

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $140,876 and $11,125 from the sale of class A and class M shares, respectively, and received $21,163 and $3,584 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $73 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$7,311,330,588	$6,931,182,203
U.S. government securities (Long-term)	—	—
Total	$7,311,330,588	$6,931,182,203

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$241,365,400	$2,535,653	$—	$—
Options opened	8,274,791,300	49,725,920	4,259,000,000	19,732,813
Options exercised	(1,005,704,800)	(6,869,898)	—	—
Options expired	(58,076,000)	(568,353)	(1,551,000,000)	(5,429,688)
Options closed	(6,037,740,400)	(33,210,243)	(2,052,000,000)	(11,736,094)
Written options outstanding at the end of the reporting period	$1,414,635,500	$11,613,079	$656,000,000	$2,567,031

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/14		Year ended 10/31/13
Class A	Shares	Amount	Shares	Amount
Shares sold	57,666,388	$419,883,361	20,725,283	$150,177,288
Shares issued in connection with reinvestment of distributions	4,784,692	34,680,025	3,334,755	24,048,309
	62,451,080	454,563,386	24,060,038	174,225,597
Shares repurchased	(33,024,511)	(240,081,268)	(36,133,561)	(260,478,835)
Net increase (decrease)	29,426,569	$214,482,118	(12,073,523)	$(86,253,238)

74     Income Fund

	Year ended 10/31/14		Year ended 10/31/13
Class B	Shares	Amount	Shares	Amount
Shares sold	609,341	$4,392,069	828,163	$5,959,446
Shares issued in connection with reinvestment of distributions	147,979	1,061,664	114,704	819,305
	757,320	5,453,733	942,867	6,778,751
Shares repurchased	(1,128,513)	(8,118,578)	(1,826,179)	(13,066,485)
Net decrease	(371,193)	$(2,664,845)	(883,312)	$(6,287,734)

	Year ended 10/31/14		Year ended 10/31/13
Class C	Shares	Amount	Shares	Amount
Shares sold	10,228,990	$73,912,667	2,888,515	$20,818,710
Shares issued in connection with reinvestment of distributions	555,345	3,994,243	389,912	2,792,633
	10,784,335	77,906,910	3,278,427	23,611,343
Shares repurchased	(4,292,060)	(30,913,862)	(7,688,225)	(54,891,598)
Net increase (decrease)	6,492,275	$46,993,048	(4,409,798)	$(31,280,255)

	Year ended 10/31/14		Year ended 10/31/13
Class M	Shares	Amount	Shares	Amount
Shares sold	1,427,653	$10,183,192	673,386	$4,797,863
Shares issued in connection with reinvestment of distributions	82,205	582,977	54,910	387,694
	1,509,858	10,766,169	728,296	5,185,557
Shares repurchased	(2,673,607)	(18,947,381)	(3,731,396)	(26,426,129)
Net decrease	(1,163,749)	$(8,181,212)	(3,003,100)	$(21,240,572)

	Year ended 10/31/14		Year ended 10/31/13
Class R	Shares	Amount	Shares	Amount
Shares sold	2,160,285	$15,664,326	748,244	$5,381,147
Shares issued in connection with reinvestment of distributions	67,915	489,597	26,004	186,217
	2,228,200	16,153,923	774,248	5,567,364
Shares repurchased	(404,178)	(2,923,043)	(379,041)	(2,715,551)
Net increase	1,824,022	$13,230,880	395,207	$2,851,813

	Year ended 10/31/14		Year ended 10/31/13
Class R5	Shares	Amount	Shares	Amount
Shares sold	678,749	$4,977,935	—	$—
Shares issued in connection with reinvestment of distributions	19,529	143,604	51	373
	698,278	5,121,539	51	373
Shares repurchased	(334,598)	(2,460,707)	—	—
Net increase	363,680	$2,660,832	51	$373

Income Fund     75

	Year ended 10/31/14		Year ended 10/31/13
Class R6	Shares	Amount	Shares	Amount
Shares sold	6,532,797	$48,197,371	939,717	$6,974,232
Shares issued in connection with reinvestment of distributions	166,969	1,228,006	18,090	131,370
	6,699,766	49,425,377	957,807	7,105,602
Shares repurchased	(925,263)	(6,820,937)	(110,595)	(805,572)
Net increase	5,774,503	$42,604,440	847,212	$6,300,030

	Year ended 10/31/14		Year ended 10/31/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	59,520,471	$439,579,737	13,446,440	$98,603,847
Shares issued in connection with reinvestment of distributions	1,201,266	8,836,015	637,375	4,652,623
	60,721,737	448,415,752	14,083,815	103,256,470
Shares repurchased	(16,293,128)	(120,111,726)	(22,053,330)	(160,640,906)
Net increase (decrease)	44,428,609	$328,304,026	(7,969,515)	$(57,384,436)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,544	0.42%	$11,348
Class R6	1,545	0.02	11,371

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$—	$212,100,658	$67,892,723	$26,484	$144,207,935
Putnam Short Term Investment Fund*	27,481,533	791,441,262	529,120,557	146,576	289,802,238
Totals	$27,481,533	$1,003,541,920	$597,013,280	$173,060	$434,010,173

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

76     Income Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$368,900,000
Purchased swap option contracts (contract amount)	$1,050,700,000
Written TBA commitment option contracts (contract amount) (Note 3)	$705,000,000
Written swap option contracts (contract amount) (Note 3)	$991,000,000
Futures contracts (number of contracts)	3,000
Centrally cleared interest rate swap contracts (notional)	$856,600,000
OTC total return swap contracts (notional)	$617,100,000
OTC credit default contracts (notional)	$31,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables	$136,773	Payables	$—
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	21,966,016*	Payables, Net assets — Unrealized depreciation	57,424,940*
Total		$22,102,789		$57,424,940

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$623,354	$623,354
Interest rate contracts	(5,421,240)	(12,419,274)	(13,213,655)	$(31,054,169)
Total	$(5,421,240)	$(12,419,274)	$(12,590,301)	$(30,430,815)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$626,388	$626,388
Interest rate contracts	(1,128,585)	1,044,558	13,796,922	$13,712,895
Total	$(1,128,585)	$1,044,558	$14,423,310	$14,339,283

Income Fund     77

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$11,039,111	$—	$—	$—	$—	$—	$11,039,111
OTC Total return swap contracts*#	7,228	446,113	—	54,666	107,649	85,041	24,451	—	725,148
OTC Credit default contracts*#	5,517	1,822	—	—	112,336	17,098	—	—	136,773
Futures contracts§	—	—	—	—	—	—	—	—	—
Forward premium swap option contracts#	—	—	—	—	—	—	3,655,178	—	3,655,178
Purchased swap options**#	2,751,699	—	—	—	2,142,548	—	—	—	4,894,247
Purchased options**#	—	—	—	—	—	—	2,456,080	—	2,456,080
Total Assets	$2,764,444	$447,935	$11,039,111	$54,666	$2,362,533	$102,139	$6,135,709	$—	$22,906,537
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	10,360,085	—	—	—	—	—	10,360,085
OTC Total return swap contracts*#	—	363,227	—	—	6,289	64,705	924	—	435,145
OTC Credit default contracts*#	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	482,313	482,313
Forward premium swap option contracts#	—	—	—	—	—	—	4,166,887	—	4,166,887
Written swap options#	2,546,202	—	—	—	6,064,979	—	4,388,805	—	12,999,986
Written options#	—	—	—	—	—	—	2,013,400	—	2,013,400
Total Liabilities	$2,546,202	$363,227	$10,360,085	$—	$6,071,268	$64,705	$10,570,016	$482,313	$30,457,816
Total Financial and Derivative Net Assets	$218,242	$84,708	$679,026	$54,666	$(3,708,735)	$37,434	$(4,434,307)	$(482,313)	$(7,551,279)
Total collateral received (pledged)†##	$(4,531,000)	$(70,000)	$—	$(110,000)	$(3,708,735)	$(15,000)	$(4,434,307)	$—
Net amount	$4,749,242	$154,708	$679,026	$164,666	$—	$52,434	$—	$(482,313)

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

78	Income Fund	Income Fund	79

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $48,248,066 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

80     Income Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

		Votes for	Votes withheld
Liaquat Ahamed		116,334,970	3,367,316
Ravi Akhoury		116,336,795	3,365,491
Barbara M. Baumann		116,707,223	2,995,064
Jameson A. Baxter		116,282,294	3,419,993
Charles B. Curtis		116,214,035	3,488,252
Robert J. Darretta		116,609,827	3,092,459
Katinka Domotorffy		116,484,393	3,217,893
John A. Hill		116,246,465	3,455,822
Paul L. Joskow		116,586,182	3,116,105
Kenneth R. Leibler		116,590,561	3,111,725
Robert E. Patterson		116,571,930	3,130,356
George Putnam, III		116,650,370	3,051,916
Robert L. Reynolds		116,615,179	3,087,108
W. Thomas Stephens		116,186,127	3,516,160
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
94,382,949	2,171,058	5,587,771	17,560,508
March 27, 2014 special meeting
A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
86,505,846	3,326,266	22,750,014	15,200,368
All tabulations are rounded to the nearest whole number.

Income Fund     81

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

82     Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Income Fund     83

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

84     Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2014	$115,808	$ —	$6,590	$ —
October 31, 2013	$109,883	$ —	$6,458	$ —

For the fiscal years ended October 31, 2014 and October 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,590 and $6,458 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2014	$ —	$ —	$ —	$ —

October 31, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2014